                             Exhibit 10(i)(A)(3)


                              THIRD AMENDMENT TO
                        AMENDED AND RESTATED AGREEMENT
                          OF LIMITED PARTNERSHIP FOR
                    SEVEN THIRTY ONE LIMITED PARTNERSHIP,
                        A NEW YORK LIMITED PARTNERSHIP

              --------------------------------------------------


                 THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP FOR SEVEN THIRTY ONE LIMITED PARTNERSHIP (this "Third Amendment") made as of the 4th day of October, 1993, by and among ALEXANDER'S DEPARTMENT STORES OF LEXINGTON AVENUE, INC., a New York corporation ("ALX 1"), ALEXANDER'S, INC., a Delaware corporation ("ALX 2") (together, the "ALX Partners"), and EMANUEL GRUSS, RIANE GRUSS and ELIZABETH GOLDBERG.

                               R E C I T A L S:

         A. On or about August 21, 1986, the ALX Partners and the Gruss Partners entered into an Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership (as amended by the First Amendment to Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership dated as of May 14, 1992 and the Second Amendment to Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership dated as of August 20, 1993, the "Partnership Agreement");
         B. On May 15, 1992, the ALX Partners each filed a petition for relief as debtors under Chapter 11 of the U. S.

                 Bankruptcy Code and the consolidated case of the debtors is pending;
         C. By order dated September 21, 1993, the First Amended and Restated Joint Plan of Reorganization of Alexander's, Inc., et al. (the "Plan") was confirmed; and
         D. This Third Amendment is entered into in order to fully carry out the provisions of Section 4.8 of the Plan relating to the Class 7 Limited Partners' Claims and, in particular, the matters set forth in Exhibit F-1 to the Plan, as modified by the agreement of the Partners reflected herein.
         NOW, THEREFORE, the parties agree as follows:
                 1. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Third Amendment, and the definitions of such terms are equally applicable both to the singular and the plural forms thereof:
                 "Advance Total" is defined in Paragraph 15 hereof.
                 "ALX 1" is defined in the introductory paragraph of this Third Amendment.
                 "ALX 2" is defined in the introductory paragraph of this Third Amendment.
                 "ALX Cumulative Priority" means, at any time, the excess of
(I) the cumulative total of ALX Second Priority Distribution Amounts with respect to the period from the date hereof until the date of calculation of the ALX Cumulative Priority over (II) the cumulative total of Partnership Cash Flow received by the ALX Partners pursuant to Sections 4.4(D)(2) and 4.4(D)(3) (excluding amounts paid under Section 4.4(D)(3) as a reimbursement of Guaranteed Distributions) from the date hereof until the date of calculation of the ALX Cumulative Priority.
                 "ALX Partners" is defined in the introductory paragraph of this Third Amendment.
                 "ALX Residual Percentage" means, at any time, one of the following percentages: (I) from the date hereof until the first to occur of the 4/7 Interest Commencement Date or the 3/7 Interest Commencement Date, 82.17%; (II) if the 4/7 Interest Commencement Date shall occur before the 3/7 Interest Commencement Date, then from the 4/7 Interest Commencement Date until the 3/7 Interest Commencement Date, 92.36%; and (III) if the 3/7 Interest Commencement Date shall occur before the 4/7 Interest Commencement Date, then from the 3/7 Interest Commencement Date until the 4/7 Interest Commencement Date, 89.81%.
                 "ALX Second Priority Distribution Amount" means $5,198,000 in each October Year (prorated for any partial October Year).
                 "Authorization Notice" is defined in Paragraph 10 hereof (Section 5.4(A)).
                 "Authorized Person" is defined in Paragraph 10 hereof
(Section 5.4(A)).

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                 "Challenge Notice" is defined in Paragraph 10 hereof (Section
5.8(B)).
                 "Collateral" means any collateral (including cash or cash equivalents) encumbered by any mortgage, security agreement or other security instrument or a letter of credit from a New York Clearinghouse Bank or comparable bank given to secure a Redemption Note in accordance with the provisions of this Third Amendment.
                 "Debt Coverage Requirement" means, (I) with respect to Collateral, that the fair market value of the Collateral, minus the aggregate principal amount of any senior liens (other than the Gruss Mortgage, if it is a lien on the Collateral at that time) encumbering the Collateral, is at least 125% of the outstanding amount of the Redemption Note secured thereby, except that if the Collateral is cash, a letter of credit from a New York Clearinghouse Bank or comparable bank or other cash equivalent, "Debt Coverage Requirement" shall mean that the amount of the Collateral, minus the aggregate outstanding amount of any such senior liens encumbering the Collateral, is at least 100% of the outstanding amount of the Redemption Note secured thereby; and (II) with respect to a Third-Party Guaranty, the Third-Party Guarantor has a Market Capitalization of at least 10 times the Redemption Note amount being guaranteed.
                 "Development Mortgages" is defined in Paragraph 2(C) hereof.

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                 "Dispute Notice" means any notice delivered by the Gruss
Partners in response to a Substitute Notice or by the Partnership in response to a Challenge Notice, which Dispute Notice shall set forth with particularity the respects in which the party delivering the Dispute Notice shall dispute the matters set forth in the Substitute Notice or Challenge Notice, as the case may be.
                 "Distributions Guaranty" is defined in Paragraph 8 hereof (Section 4.4(F)).
                 "Existing ALX Mortgage" is defined in Paragraph 2(A) hereof. "Existing Collateral Package" means the combination of
Collateral and Third-Party Guaranties securing a Redemption Note at any time.
                 "4/7 Escrow Agreement" is defined in Paragraph 10 hereof (Section 5.7(I)).
                 "4/7 Interest Commencement Date" shall be the date on which receipt of the 4/7 Redemption Notice by an Authorized Person or the Partnership, as the case may be, is deemed complete; provided, however, that if the 4/7 Redemption Note is delivered to an Authorized Person within five business days after the date on which receipt of the 4/7 Redemption Notice by an Authorized Person or the Partnership, as the case may be, is deemed complete, then the 4/7 Interest Commencement Date will be the date of delivery of the 4/7 Redemption Note.

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                 "4/7 Mortgage" is defined in Paragraph 10 hereof (Section
5.7(B)(1)).
                 "4/7 Redemption" is defined in Paragraph 10 hereof (Section 5.4(A)).
                 "4/7 Redemption Amount" is defined in Paragraph 10 hereof (Section 5.6(A)).
                 "4/7 Redemption Note" is defined in Paragraph 10 hereof (Section 5.7(A)).
                 "4/7 Redemption Notice" is defined in Paragraph 10 hereof (Sections 5.4(A) and 5.5(B)).
                 "Gruss Cumulative Priority" means, at any time, the excess of
(I) the cumulative total of Gruss First Priority Distribution Amounts with respect to the period from the date hereof until the date of calculation of the Gruss Cumulative Priority over (II) the cumulative total of Partnership Cash Flow received by the Gruss Partners pursuant to Sections 4.4(D)(1) and 4.4(D)(3) and Guaranteed Distributions received by the Gruss Partners pursuant to Section 4.4(F) from the date hereof until the date of calculation of the Gruss Cumulative Priority.
                 "Gruss First Priority Distribution Amount" means $430,000 per annum in each October Year (prorated for any partial October Year); provided that if the percentage of Units being owned (legally and beneficially) by the Gruss Partners at any time is reduced (other than as a result of dilution pursuant to Section 3.2) to less than 7.64% of the total Units in the Partnership, the $430,000 amount used in this definition shall be





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
reduced to an amount equal to $430,000 multiplied by a fraction, the numerator of which is the new percentage of all Units owned (legally and beneficially) by the Gruss Partners and the denominator of which is 7.64%.
                 "Gruss Partners" means only the persons defined as "Gruss Partners" in the Original Agreement and their Permitted Transferees, but shall not include any other transferees or persons.
                 "Gruss Residual Percentage" means, at any time, one of the following percentages: (I) from the date hereof until the first to occur of the 4/7 Interest Commencement Date or the 3/7 Interest Commencement Date, 17.83%; (II) if the 4/7 Interest Commencement Date shall occur before the 3/7 Interest Commencement Date, then from the 4/7 Interest Commencement Date until the 3/7 Interest Commencement Date, 7.64%; and (III) if the 3/7 Interest Commencement Date shall occur before the 4/7 Interest Commencement Date, then from the 3/7 Interest Commencement Date until the 4/7 Interest Commencement Date, 10.19%.
                 "Guarantor" is defined in Paragraph 10 hereof (Section 5.8(B)). "Guaranty Period" means the period from the date hereof until the earlier to occur of the date on which the 3/7 Redemption Note is delivered and October 3, 1998.
                 "Guaranteed Distributions" is defined in Paragraph 8 hereof (Section 4.4(F)).





                                      -7-
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                 "Market Capitalization" means, with respect to a Third-Party
Guarantor, the product of the number of outstanding shares of the Third-Party Guarantor (as set forth in its latest filing with the Securities and Exchange Commission) multiplied by the closing share price of the Third-Party Guarantor published in The Wall Street Journal on the last business day of the week immediately preceding the week in which the Substitute Notice or Challenge Notice, as the case may be, is delivered.
                 "Note Credit" is defined in Paragraph 8 hereof (Section
4.4(G)).
                 "Note Guarantors" means ALX 1 and ALX 2.
                 "Note Guaranty" is defined in Paragraph 10 hereof (Section 5.7(D)).
                 "October Year" means any 12-month period beginning on October 4 and ending on the following October 3, beginning with the 12-month period beginning October 4, 1993 and ending October 3, 1994.
                 "Original Agreement" is defined in Paragraph 13 hereof. "Partnership Agreement" is defined in the Recitals to this
Third Amendment.
                 "Partnership Cash Flow" is defined in Paragraph 7 hereof (Section 4.4(C)).
                 "Plan" is defined in the Recitals to this Third Amendment. "Proposed Substitute Collateral Package" is defined in
Paragraph 10 hereof (Section 5.8(A)).





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                 "Redeemed Partner" is defined in Paragraph 10 hereof (Section
5.6).
                 "Redeemed Units" is defined in Paragraph 10 hereof (Section
5.6).
                 "Redemption Amounts" means, collectively, the 4/7 Redemption Amount and the 3/7 Redemption Amount.
                 "Redemption Instruments" means, collectively, the Redemption Notes, the 4/7 Mortgage, the 3/7 Security Agreement, the Note Guaranty, Third-Party Guaranties and any other mortgages, security agreements, security instruments, letters of credit or guaranties permitted to be given hereunder at any time to secure or guaranty the performance of the Partnership's obligations under a Redemption Note.
                 "Redemption Mortgage" is defined in Paragraph 10 hereof (Section 5.7(E)).
                 "Redemption Note" means either the 4/7 Redemption Note or the 3/7 Redemption Note.
                 "Redemption Notice(s)" is defined in Paragraph 10 hereof (Section 5.4(B)).
                 "Release Price" is defined in Paragraph 2(A)(3) hereof. "Restructuring Loan" is defined in Paragraph 2(A) hereof. "Restructuring Mortgage" is defined in Paragraph 2(A) hereof. "Restructuring Mortgagee" is defined in Paragraph 2(A)(2)
hereof.





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
                 "Satisfaction Notice" is defined in Paragraph 10 hereof (Section 5.7(B)).
                 "Substitute Collateral" is defined in Paragraph 10 hereof (Section 5.8(A)).
                 "Substitute Notice" is defined in Paragraph 10 hereof (Section 5.8(A)).
                 "Third Amendment" is defined in the introductory paragraph of this Third Amendment.
                 "Third-Party Guarantor" means a New York Stock Exchange listed company (other than ALX 1 or ALX 2 but including any entity into which ALX 1 or ALX 2 may be merged hereafter) which, if the company has publicly held unsecured debt, has an investment grade debt rating from both Standard & Poor's Corporation and Moody's Investor Service.
                 "Third-Party Guaranty" means a guarantee (other than the Note Guaranty) given by a Third-Party Guarantor to secure a Redemption Note.
                 "3/7 Interest Commencement Date" shall be the date on which receipt of the 3/7 Redemption Notice by an Authorized Person is deemed complete; provided, however, that if the 3/7 Redemption Note is delivered to any of the Gruss Partners within five business days after the date on which receipt of the 3/7 Redemption Notice by an Authorized Person is deemed complete, then the 3/7 Interest Commencement Date will be the date of delivery of the 3/7 Redemption Note.

                 "3/7 Redemption" is defined in Paragraph 10 hereof (Section 5.4(B)).
                 "3/7 Redemption Amount" is defined in Paragraph 10 hereof (Section 5.6(B)).
                 "3/7 Redemption Note" is defined in Paragraph 10 hereof (Section 5.7(A)).
                 "3/7 Redemption Notice" is defined in Paragraph 10 hereof (Section 5.4(B)).
                 "3/7 Security Agreement" is defined in Paragraph 10 hereof (Section 5.7(C)).

Each capitalized term not defined in this Third Amendment shall have the meaning given to it in the Partnership Agreement.

                 2.       (A)     Notwithstanding the provisions of Section
2.2, ALX 1 and ALX 2 shall have the right to replace the consolidated mortgages described in Exhibit F attached hereto (collectively, the "Existing ALX Mortgage") with a Partnership mortgage (the "Restructuring Mortgage") encumbering all or any part of the Partnership Real Estate (including the Gruss Real Estate) securing a borrowing by ALX 1 and/or ALX 2 for its or their exclusive benefit from a lender who may be an Affiliate (the "Restructuring Loan"). The requirements set forth in Section 2.2(B) shall not be applicable to the Restructuring Loan and Restructuring Mortgage, but shall be replaced by the following:
                          (1) the Restructuring Loan may be in any amount, but the total amount secured by the Restructuring Mortgage





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
         (including principal, interest and any real estate taxes and insurance premiums which may be advanced by the Restructuring Mortgagee) may not exceed $75,000,000;
                          (2) the Restructuring Loan shall be evidenced in whole or in part by one or more notes totalling $30,000,000 executed and delivered by ALX 1 and/or ALX 2, as the case may be, to the holder of the Restructuring Mortgage (the "Restructuring Mortgagee");
                          (3) the Restructuring Loan and Restructuring Mortgage shall provide that (a) the Restructuring Mortgagee will not have any recourse against the Partnership, its partners (other than the ALX Partners, as borrower) or its assets, except to the extent that the Partnership Real Estate is mortgaged pursuant to the Restructuring Mortgage; (b) the Restructuring Mortgagee shall release the lien of the Restructuring Mortgage from the Partnership Real Estate on 10 days' notice and payment of an amount (the "Release Price") not to exceed the lesser of $30,000,000 or the total amount then owing on the Restructuring Loan; (c) the Gruss Partners shall have the right to pay the Release Price if a court of competent jurisdiction shall have entered an order authorizing the sale at foreclosure of the Partnership Real Estate, unless the foreclosure action is based upon a default or failure of performance under the Gruss Mortgage; (d) upon the payment of the Release Price by the Gruss Partners, the Restructuring Mortgagee will assign to the





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
         Gruss Partners the Restructuring Mortgage (which shall then secure a debt in the amount of the Release Price) and one or more notes from the ALX Partners to the Restructuring Mortgagee evidencing the Restructuring Loan in the aggregate principal amount of the Release Price; and (e) the Restructuring Mortgagee will simultaneously deliver to the Gruss Partners copies of all notices delivered to the Partnership or the ALX Partners under the Restructuring Mortgage;
                          (4) ALX 1 and ALX 2 shall have sole responsibility for the payment of all costs and expenses incurred by the Partnership and the ALX Partners in connection with the Restructuring Loan and Restructuring Mortgage; and
                          (5) the Restructuring Mortgage at ALX 1's option shall be a first mortgage lien on the Partnership Real Estate (including the Gruss Real Estate).
The Gruss Partners' rights under this Paragraph 2(A) with respect to the Restructuring Loan and Restructuring Mortgage shall not give the Gruss Partners any right of approval with respect to the Restructuring Loan or its documentation, provided that the Restructuring Loan and Restructuring Mortgage comply with the criteria set forth in this Paragraph 2(A). The Restructuring Loan may be secured by pledges of property other than the Partnership Real Estate. Any loan or mortgage entered into as a substitute or replacement for the original Restructuring Loan and





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
Mortgage shall also be considered a "Restructuring Loan" or a "Restructuring Mortgage", as the case may be, provided that it complies with the provisions of this Paragraph 2(A).
                 (B) The ALX Partners shall indemnify the Partnership and hold it harmless from all losses, costs and expenses, including reasonable attorneys' fees and costs, incurred by it in connection with any foreclosure or threatened foreclosure of the Restructuring Mortgage.
                 (C) Pursuant to Section 3.2(B), the General Partner has the right to mortgage the Partnership Real Estate from time to time in order to secure Partnership obligations. All such mortgages on the Partnership Real Estate, whether for development of the Partnership Real Estate or otherwise, are hereinafter collectively referred to as "Development Mortgages". The first Development Mortgage shall replace the Restructuring Mortgage. For so long as the 4/7 Mortgage shall be a lien on the Partnership Real Estate, the total amount secured by Development Mortgages which are senior to the 4/7 Redemption Mortgage (including principal, interest and any real estate taxes or insurance premiums which may be advanced by the holders of the Development Mortgages) shall not exceed the greater of (1) $75,000,000 or (2) the excess of the fair market value of the Partnership Real Estate over 125% of the outstanding principal amount of the 4/7 Redemption Note. Proceeds of the loans secured by the Development Mortgages may be only used for payment of the





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
Redemption Notes, development of the Partnership Real Estate and any other Partnership purpose.
                 (D) The Partnership shall deliver true and correct copies of any Restructuring Mortgages and Development Mortgages and the notes secured thereby and any amendments thereto promptly after execution and delivery thereof.
                 3. Section 2.5 is hereby amended by adding the following as paragraph (F) thereof:
                          (F) If not sooner specified by the General Partner, the Mortgage Payment Date shall be October 3, 1998 and, on the Mortgage Payment Date, the Existing ALX Mortgage (if not already paid off), the Restructuring Mortgage and the Gruss Mortgage will be paid off and their liens released or, at the request of the General Partner, assigned to the holder(s) of Development Mortgage(s). The Partners responsible therefor under Section 2.5(D) shall cause such payoff and release or assignment. Time shall be of the essence with respect to the payment of the Restructuring Mortgage and Gruss Mortgage and release or assignment of their liens.
                 4. The following is hereby added after the words "Section 2.2" in the last line of Section 3.2(B)(6): "or Paragraph 2 of the Third Amendment to this Agreement".
                 5. The number "5.12" in the last line of Section 3.2(D)(1)(iii)(g) is hereby deleted and the number "5.10" inserted in its place.





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
                 6. 34,654 of the Units held by ALX 1 in its capacity as General Partner shall hereafter be held by ALX 1 as a Limited Partner and the schedule of Units set forth in Section 4.2 is hereby deleted and the following inserted in its place:

         NAME                                                                                     UNITS
         ----                                                                                     -----
         ALX 1 as General Partner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33,960.92
         ALX 1 as Limited Partner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34,654.00
         ALX 2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  693.08
         Emanuel Gruss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4,512.60
         Riane Gruss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4,512.60
         Elizabeth Goldberg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6,016.80
                                                                                                   --------
                                  TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84,350.00

                7. The following is hereby added after the words "but not less frequently than annually" at the end of the first sentence of Section 4.4(C): ", except that with respect to each of the October Years from 1993-94 to 1997-98, any distributions on account of the Gruss First Priority Distribution Amount shall be made on or before the next October 31 after such October Year (such excess being hereinafter referred to as the 'Partnership Cash Flow'). At the discretion of the General Partner, the cash disbursements referred to in the immediately preceding sentence may include payment of interest on or principal of the Redemption Notes and repayment of the Advance Total or any amounts hereinafter advanced by the ALX Partners to the Partnership."

                 8. Section 4.4 is hereby amended by adding the following as paragraphs (D), (E), (F) and (G) thereof:





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
                          (D) Partnership Cash Flow shall be distributed in accordance with the following priorities:
                          (1) First, there shall be distributed to the Gruss Partners (in proportion to the Units owned by each of the Gruss Partners), for so long as the Gruss Partners shall be Partners, an amount equal to the Gruss Cumulative Priority;
                          (2) Second, there shall be distributed to the ALX Partners (in proportion to the Units owned by each of the ALX Partners) an amount equal to the ALX Cumulative Priority; and
                          (3) Finally, the balance, if any, shall be distributed to the Gruss Partners (in proportion to the Units owned by each of the Gruss Partners) and the ALX Partners (in proportion to the Units owned by each of the ALX Partners) in accordance with the Gruss Residual Percentage and the ALX Residual Percentage, respectively; provided that the amounts distributable to the Gruss Partners under this Section 4.4(D)(3) shall be reduced by the amount of Guaranteed Distributions that have not been previously reimbursed under this Section 4.4(D)(3), and such amount of Guaranteed Distributions shall be paid to the ALX Partners as reimbursement for the amounts paid under the Distributions Guaranty.

                 (E) Notwithstanding the provisions of Section 4.4(B), profits and losses of the Partnership shall be allocated to the Partners as follows:
                          (1) Profits shall be allocated among the Partners as follows:
                          (a) first, to each of the Partners until the cumulative profits allocated to such Partner pursuant to this
                 Section 4.4(E)(1)(a) are equal to the cumulative losses allocated to the Partner pursuant to Section 4.4(E)(2)(a) for any prior period;
                          (b) next, to the Gruss Partners (in proportion to the Units owned by each of the Gruss Partners) until the Gruss Partners have been allocated an amount of profits equal to the Partnership Cash Flow distributed to the Gruss Partners pursuant to Section 4.4(D)(1);
                          (c) next, to the ALX Partners until the ALX Partners (in proportion to the Units owned by each of the ALX Partners) have been allocated an amount of profits equal to the Partnership Cash Flow distributed to the ALX Partners pursuant to Section 4.4(D)(2); and
                          (d) thereafter, to the Gruss Partners (in proportion
                 to the Units owned by each of the Gruss Partners) and the ALX Partners (in proportion to the Units owned by each of the ALX Partners) in accordance with the Gruss Residual Percentage and the ALX Residual Percentage, respectively.

                          (2) Losses shall be allocated among the Partners as follows:
                          (a) first, to offset any profits allocated pursuant to Section 4.4(E)(1)(d), then to offset any profits allocated pursuant to Section 4.4(E)(1)(c) and then to offset any profits allocated pursuant to Section 4.4(E)(1)(b) (in each case pro rata in proportion to the individual Partners' shares of profits being offset); and
                          (b) second, to the Gruss Partners (in proportion to
                 the Units owned by each of the Gruss Partners) and the ALX Partners (in proportion to the Units owned by each of the ALX Partners) in accordance with the Gruss Residual Percentage and the ALX Residual Percentage, respectively.
                          (3) There shall be specially allocated to the ALX Partners the amount of any deductions on account of Guaranteed Distributions. To the extent that the ALX Partners are reimbursed for Guaranteed Distributions pursuant to Section 4.4(D)(3), such reimbursement shall be specially allocated as income to the ALX Partners.
                          (F) To the extent that the Gruss Partners shall not receive the full amount set forth in Section 4.4(D)(1) during the Guaranty Period, ALX 1 and ALX 2 shall make up such deficiency by paying cash to the Gruss Partners under a guaranty in the form of Exhibit E attached hereto (the

         "Distributions Guaranty"). All payments made under the Distributions Guaranty shall be hereinafter collectively referred to as "Guaranteed Distributions". Guaranteed Distributions made to the Gruss Partners shall be deemed "guaranteed payments" under Section 707(c) of the Internal Revenue Code.
                          (G) Upon the Partnership's delivery of the 3/7 Redemption Note to the Gruss Partners in response to the 3/7 Redemption Notice, the sum of all Partnership Cash Flow distributed to the Gruss Partners prior to the delivery of the 3/7 Redemption Note (collectively, the "Note Credit") shall be credited against the interest and principal payable under the 3/7 Redemption Note as set forth in Section 5.6(C).
                 9.       The words "have the same meaning as set forth in
Section 5.4(D) hereof" in Section 5.2(A) are hereby deleted and the following inserted in their place:
         mean any one or more of the following:
                          (1) the voluntary filing of a petition by the sole remaining General Partner for relief as a debtor under any provisions of the U.S. Bankruptcy Code;
                          (2) the involuntary filing of a petition by any creditor of the sole remaining General Partner under such Code seeking a remedy thereunder against either of them and the failure to discharge or stay such petition for 90 days;

                          (3) the voluntary or involuntary filing by the sole remaining General Partner or by any creditor of the sole remaining General Partner for any relief or remedy under any state act relating to insolvency or insolvent debtors, by whatever name called, and the failure to discharge or stay for 90 days any such involuntary petition, or
                          (4) the making by the sole remaining General Partner of an assignment for the benefit of creditors.
                 10. The provisions of Sections 5.4 through 5.12 of the Partnership Agreement are hereby deleted and replaced in their entirety by the following Sections 5.4 through 5.10:
                 5.4  Gruss Partners' Redemption Right.  Subject to Section 5.5,
                          (A) If the Gruss Partners shall deliver to the General Partner a notice requesting redemption of 9,309 Units (or, if receipt by the Partnership of the 3/7 Redemption Notice has previously been deemed complete, all remaining Units originally issued to the Gruss Partners) in the aggregate held by the Gruss Partners (the "4/7 Redemption Notice"), the Partnership shall redeem the Units proffered by the Gruss Partners in accordance with the provisions of Sections
         5.6 and 5.7.  The 4/7 Redemption Notice delivered pursuant to this
         Section 5.4(A) shall set forth the manner in which the proffered Units shall be allocated among the Gruss Partners. The Partnership shall be entitled to rely upon the first 4/7 Redemption Notice received from any person who has been authorized to deliver the 4/7 Redemption
         Notice (any such person being hereinafter referred to as an "Authorized Person") by a notice in the form of Exhibit J attached hereto (an "Authorization Notice") delivered to the Partnership prior to or simultaneously with the 4/7 Redemption Notice and purportedly signed by the Gruss Partners owning at least 50% of the total Units then owned by the Gruss Partners. Each Authorization Notice will revoke all previous Authorization Notices. Each Gruss Partner hereby empowers and appoints as its agent and attorney-in-fact each Authorized Person to deliver the 4/7 Redemption Notice and act for and on behalf of all the Gruss Partners in carrying out the 4/7
         Redemption, which appointment shall be coupled with an interest and shall be irrevocable until receipt of a subsequent Authorization
         Notice shall have been deemed complete. (The redemption of the proffered Units from the Gruss Partners pursuant to the 4/7 Redemption Notice shall be sometimes hereinafter referred to as the "4/7 Redemption.")
                          (B) If the Gruss Partners shall deliver to the General Partner a notice requesting redemption of 7,170 Units (or, if receipt by the Partnership or the Authorized Person, as the case may be, of the 4/7 Redemption Notice has previously been deemed complete, all remaining Units originally issued to the Gruss Partners) in the aggregate held by the Gruss Partners (the "3/7 Redemption Notice"), the Partnership shall redeem the Units proffered by the Gruss Partners in accordance with the provisions of Sections 5.6 and 5.7. The 3/7 Redemption Notice shall set forth the manner in which the proffered Units shall be allocated among the Gruss Partners. The Partnership shall be entitled to rely upon the first 3/7 Redemption Notice it receives which is purportedly signed by an Authorized Person. Each Gruss Partner hereby empowers and appoints as its agent and attorney-in-fact each Authorized Person to act for and on behalf of all the Gruss Partners in carrying out the 3/7 Redemption, which appointment shall be coupled with an interest and shall be irrevocable until receipt of a subsequent Authorization Notice shall have been deemed complete. (The redemption of the Units proffered by the Gruss Partners pursuant to the 3/7 Redemption Notice shall be sometimes hereinafter referred to as the "3/7 Redemption"; and the 4/7 Redemption Notice and the 3/7 Redemption Notice shall be sometimes referred to individually as a "Redemption Notice" and collectively as the "Redemption Notices".)
                          (C) The Gruss Partners shall not have any rights with respect to the redemption of Units, nor shall the Partnership have any rights to cause the Gruss Partners to redeem their Units, except in strict accordance with Sections 5.4 through 5.10.
                          (D) The 9,309 Units and the 7,170 Units referred to in this Article V shall be adjusted to reflect any changes in the capitalization of the Partnership which alters the number of Units held by the Gruss Partners so that a redemption pursuant to the first to be exercised of the 4/7 Redemption Notice or the 3/7 Redemption Notice will redeem (without change in the Redemption Amount) the same proportion of the Units then held by the Gruss Partners. In any event, the second redemption shall redeem all remaining Units held by the Gruss Partners (without change in the respective Redemption Amount). Upon the delivery of both Redemption Notices and the redemption of the Units to be redeemed pursuant thereto in accordance with Sections 5.6 and 5.7, the Gruss Partners will hold no Units.
                 5.5 Delivery of Redemption Notice. (A) In order to be effective, receipt of the 4/7 Redemption Notice by the Partnership must be deemed complete not later than April 3, 1995. In order to be effective, receipt of the 3/7 Redemption Notice by the Partnership must be deemed complete not later than October 3, 1998. Time is of the essence with respect to the Gruss Partners' delivery of any Redemption Notice.
                 (B)  If receipt by the Partnership of the 4/7 Redemption
         Notice delivered by the Gruss Partners in accordance with Sections 5.4 and 5.5 has not been deemed complete on or before April 3, 1995, then from and after April 4, 1995, the General Partner, in its sole discretion on behalf of the Partnership, may deliver to an Authorized Person, for and on behalf of the Gruss Partners, a notice requiring redemption from some or all of the Gruss Partners of 9,309 Units in the aggregate. The notice described in the immediately preceding sentence shall also be a "4/7 Redemption
         Notice". In order to be effective, receipt of the 4/7 Redemption Notice by an Authorized Person must be deemed complete before the date on which receipt of the Satisfaction Notice by an Authorized Person shall be deemed complete, but in no event later than July 3, 1995.
         Time is of the essence with respect to the Partnership's delivery of the 4/7 Redemption Notice. If the General Partner delivers the 4/7 Redemption Notice, the Gruss Partners shall be redeemed, pro rata in proportion to the individual Gruss Partners' Units, unless an Authorized Person delivers a notice as to the number of Units of each Gruss Partner which will be redeemed, receipt of which notice must be deemed complete no later than one day prior to the closing of the redemption pursuant to the 4/7 Redemption Notice. Upon delivery of the 4/7 Redemption Notice by the Partnership in accordance with the provisions of this Section 5.5(B), the Partnership shall be entitled to redeem 9,309 Units from the Gruss Partners in the same manner
         (i.e., using the same
         process, documentation and consideration) as if the Gruss Partners had delivered the 4/7 Redemption Notice.
                 (C) In the event of the termination of the Partnership pursuant to Section 5.1 or the Withdrawal of either or both of the ALX Partners pursuant to Section 5.2, the provisions of Sections 5.4 and
         5.5 shall nevertheless continue in full force and effect and the rights of the Gruss Partners and the Partnership pursuant to Sections
         5.4 through 5.10 shall not be affected thereby.
                 (D) The redemption of each Redeemed Partner's Units pursuant to Sections 5.4 through 5.10 shall be deemed to include the capital account and other interests in the Partnership and all rights under the Partnership Agreement attributable to the Redeemed Units.
                 5.6 Determination of Redemption Amount. If a Redemption Notice is delivered by the Gruss Partners or received by the Gruss Partners pursuant to Sections 5.4 and 5.5, each Gruss Partner, to the extent of the Units redeemed (the "Redeemed Units"), shall thereupon be a "Redeemed Partner" of the Partnership. The Partnership shall pay to the Redeemed Partners, as payment for their Units proffered pursuant to a Redemption Notice, but without any personal liability of any Partner (except as expressly agreed to by the General Partner or pursuant to the Note Guaranty), the Redemption Amount defined in
         Section 5.6(A) (with respect to the 4/7 Redemption) or Section 5.6(B) (with respect to the

         3/7 Redemption) in exchange for the transfer by the Redeemed Partners of the Redeemed Units in accordance with Section 5.7.
                 (A) If the 4/7 Redemption Notice is delivered in accordance with Sections 5.4 and 5.5, the Redemption Amount with respect thereto (the "4/7 Redemption Amount") shall be determined by the date that receipt by the Partnership or the Gruss Partners, as the case may be, of the 4/7 Redemption Notice is deemed complete, as follows:
                          (1) If receipt of the 4/7 Redemption Notice is deemed complete on or before January 3, 1995, the 4/7 Redemption Amount will be $21,437,180.63;
                          (2) If receipt of the 4/7 Redemption Notice is deemed complete during the period from January 4, 1995 to April 3, 1995, inclusive, the 4/7 Redemption Amount will be $21,812,331.29; and
                          (3) If receipt of the 4/7 Redemption Notice is deemed complete during the period from April 4, 1995 to July 3, 1995, inclusive, the 4/7 Redemption Amount will be $22,194,047.08.
                 (B) If the 3/7 Redemption Notice is delivered in accordance with Sections 5.4 and 5.5, the Redemption Amount with respect thereto (the "3/7 Redemption Amount") shall be $15,000,000 minus the Loan Amounts, if any.
                 (C) The Note Credit shall be applied as a credit against the obligation to pay interest as it accrues on the

         3/7 Redemption Note until the earlier to occur of: (1) the entire Note Credit being credited against interest; or (2) the payment of the principal amount of the 3/7 Redemption Note. In the event of a prepayment or upon maturity, any unused Note Credit shall be credited as a payment in satisfaction of the principal amount of the 3/7 Redemption Note.
                 (D) The Redemption Amounts shall be allocated among and paid to the Redeemed Partners in proportion to their Units being redeemed compared to all Units then being redeemed. The obligations to pay the Redemption Amounts shall be evidenced by promissory notes to be delivered as described in Section 5.7.
                 5.7 Redemption Instruments. Subject to Section 5.7(I), no more than 30 days after receipt of a Redemption Notice by the Partnership or the Gruss Partners, as the case may be, is deemed complete, at a closing in the Borough of Manhattan at a time and a place designated by the General Partner, the Partnership shall deliver or cause to be delivered to the Redeemed Partners a Redemption Note and those Redemption Instruments which have not been previously delivered and the Redeemed Partners shall deliver an assignment of the Redeemed Units in the form of Exhibit G attached hereto. On the following terms and conditions, the Redeemed Partners shall accept the Redemption Instruments in full satisfaction of the obligations of the Partnership to evidence and secure its obligations to pay the Redemption Amounts as provided in the Redemption Instruments:
                 (A) Redemption Notes. The Redemption Note delivered in connection with the 4/7 Redemption shall be in the form of Exhibit D-1A attached hereto (the "4/7 Redemption Note") and the Redemption Note delivered in connection with the 3/7 Redemption shall be in the form of Exhibit D-1B attached hereto (the "3/7 Redemption Note"). The 4/7 Redemption Note and the 3/7 Redemption Note shall be delivered to Redeemed Partners who are to be redeemed pursuant to the 4/7 Redemption Notice or the 3/7 Redemption Notice, respectively.
                 (B)  4/7 Mortgage.
                          (1) The 4/7 Redemption Note and the obligation of the Partnership to execute and deliver the 4/7 Redemption Note will initially be secured by a mortgage substantially in the form of Exhibit D-3 attached hereto encumbering the Partnership Real Estate (the "4/7 Mortgage"). The Partnership shall have the right to provide Substitute Collateral, a Third-Party Guaranty or a combination thereof as security for the 4/7 Redemption Note in lieu of the 4/7 Mortgage, provided that it shall have been determined pursuant to Section 5.8 that the Substitute Collateral and/or Third-Party Guaranty satisfy the Debt Coverage Requirement. Upon the delivery of Redemption

                 Instruments covering Substitute Collateral (which shall be in recordable form if the Redemption Instrument is of a type which is customarily recorded or in perfectible form if the Collateral is of a type in which a security interest is normally perfected by means other than recording) or the delivery of a Third-Party Guaranty as security for the 4/7 Redemption Note in accordance with this Section 5.8 and the delivery of a Satisfaction Notice, the Gruss Partners shall execute and deliver all documents required to satisfy and release the lien of the 4/7 Mortgage.
                          (2) In order to secure the obligations of the Partnership to execute and deliver the 4/7 Redemption Note and to make payments under the 4/7 Redemption Note, the 4/7 Mortgage, together with appropriate UCC-1 Financing Statements, are being executed and delivered simultaneously with the execution and delivery of the Third Amendment to this Agreement and the Partnership will cause the 4/7 Mortgage to be recorded promptly after obtaining all court orders and other documents necessary to allow recording without payment of recording tax; provided that if the Partnership is not able, within 120 days after the execution and delivery of the Third Amendment to this Agreement, to obtain such orders and documents, the Partnership will pay the recording tax and cause the 4/7 Mortgage to be recorded.
                          (3) The Gruss Partners will give the Partnership all cooperation (including, without limitation, the execution and delivery of all necessary affidavits and other documents prepared by the Partnership) reasonably required to obtain all court orders and other documents necessary to allow recording of the 4/7 Mortgage without payment of recording tax.
                          (4) If the Gruss Partners shall not have exercised their right to deliver the 4/7 Redemption Notice on or before April 3, 1995, the Partnership shall have the right, at any time before receipt of the 4/7 Redemption Notice delivered by the Partnership to the Gruss Partners is deemed complete, to cause the Gruss Partners to satisfy, release or assign the 4/7 Mortgage by delivering to an Authorized Person a notice (the "Satisfaction Notice") to that effect.
                 (C)  3/7 Security Agreement.
                          (1) The 3/7 Redemption Note will be secured by a security agreement from ALX 1 and/or ALX 2 in the form of Exhibit D-4 attached hereto encumbering 34,654 Units in the Partnership (the "3/7 Security Agreement"), which Units shall be held by ALX 1 and/or ALX 2 as Limited Partners. In order to secure the obligations of the Partnership to make payments under the 3/7

                 Redemption Note, simultaneously with the execution and delivery of the Third Amendment to this Agreement, the 3/7 Security Agreement and appropriate UCC-1 Financing Statements are being executed and delivered into escrow pursuant to the terms of an escrow agreement in the form of Exhibit I attached hereto.
                          (2) If 34,654 Units do not have a sufficient value to satisfy the Debt Coverage Requirement at the time the 3/7 Security Agreement is unconditionally delivered out of escrow to the Gruss Partners, or at such earlier time as it shall have been determined pursuant to Section 5.8(B) that the Units covered by the 3/7 Security Agreement are insufficient Collateral for the 3/7 Redemption Note, the Partnership will cause ALX 1 and/or ALX 2, as appropriate, to execute and deliver to the Gruss Partners or into escrow, as the case may be (simultaneously with the delivery of the 3/7 Security Agreement out of escrow or within 15 days after it shall have been determined pursuant to Section 5.8(B) that the Units covered by the 3/7 Security Agreement are insufficient Collateral for the 3/7 Redemption Note, as the case may be) an additional security agreement in the form of the 3/7 Security Agreement and appropriate UCC-3 Financing Statement Change (Amendment) forms encumbering so many more of the Units then owned by ALX 1 and/or ALX 2 in the

                 Partnership as Limited Partners and/or such Substitute Collateral or Third-Party Guaranties as are needed to satisfy the Debt Coverage Requirement and a new or amended escrow agreement related thereto in the form of Exhibit I. Any security agreements given with respect to such Substitute Collateral shall be comparable to the documents attached as Exhibits D-3 and D-4.
                          (3) If the number of Units needed to satisfy the Debt Coverage Requirement is determined after the delivery of a Substitute Notice to be less than the Units held in escrow, the escrowed 3/7 Security Agreement and the UCC-1 Financing Statements shall be amended to release the excess Units, provided that the Partnership shall not have the right to deliver a Substitute Notice with respect to the 3/7 Security Agreement (a) during the first year after the execution and delivery of the Third Amendment to this Agreement, (b) during the first two years of the term of the Restructuring Mortgage (or, if the Restructuring Mortgage has a term shorter than two years, during such term), nor (c) more than once per calendar year thereafter.
                          (4) The Partnership shall have the right to substitute Collateral for the 3/7 Redemption Note, provided that it shall have been determined pursuant to Section 5.8 that the Substitute Collateral and/or the

                 Third-Party Guaranty, as applicable, satisfy the Debt Coverage Requirement. Upon the delivery of Redemption Instruments covering Substitute Collateral (which shall be in recordable form if the Redemption Instrument is of a type which is customarily recorded or in perfectible form if the Collateral is of a type in which a security interest is normally perfected by means other than recording) or the delivery of a Third-Party Guaranty as security for the 3/7 Redemption Note in accordance with this Agreement, the Gruss Partners shall execute and deliver all documents required to release the lien of the 3/7 Security Agreement.
                 (D) Note Guaranty. In order to guarantee the obligations of the Partnership to execute and deliver the 3/7 Redemption Note and to make payments under the 3/7 Redemption Note and the 4/7 Redemption Note, simultaneously with the execution and delivery of the Third Amendment to this Agreement, a guaranty (the "Note Guaranty") in the form of Exhibit D-2 attached hereto is being executed and delivered to the Gruss Partners.
                 (E) Subordination. Upon notice by the Partnership, any Redemption Instrument (any Redemption Instrument which is a mortgage, security agreement or other security instrument being hereinafter referred to as a "Redemption Mortgage") placed upon any Collateral to secure a Redemption Note shall be subordinate, as applicable, to:

                          (1) if the Collateral is the Partnership Real Estate,
                 the Existing ALX Mortgage;
                          (2) if the Collateral is the Partnership Real Estate,
                 the Restructuring Mortgage;
                          (3) if the Collateral is the Partnership Real Estate,
                 the Development Mortgages;
                          (4) any lease to a party which is not an Affiliate of
                 the General Partner of any part of the Collateral, provided that such lease does not contain: (a) any options to purchase any portion of the Collateral; (b) any prepayments by the tenant of rent for a period in excess of 5% of the term; (c) any other similar substantial advance payments other than payment on account of additions, alterations or tenant improvements to the Collateral; or (d) any provision under which a judgment obtained by the tenant creates a security interest in the Collateral or its proceeds senior to the applicable Redemption Instrument;
                          (5) all mortgages, liens or other encumbrances:  (a)
                 existing on the Collateral encumbered by the Redemption Instrument at the time the Redemption Instrument is placed on the Collateral, provided the same were not placed on the Partnership Real Estate in violation of this Agreement; or (b) placed on the Collateral encumbered by the lien of the Redemption Instrument with the consent of mortgagor after the

                 Redemption Instrument is placed on such Collateral, provided the Debt Coverage Requirement is then met with respect to the Redemption Note secured by the Redemption Instrument.
         If the subordination of any Redemption Mortgage to any mortgages, liens or other encumbrances placed on Collateral as described in Sections 5.7(B)(5) and (6) would cause a failure to meet the Debt Coverage Requirement, the Partnership may provide a perfected security interest in or lien on Substitute Collateral and/or a Third-Party Guaranty to meet the Debt Coverage Requirement. The Redeemed Partners holding a Redemption Note from time to time shall execute subordination agreements required to carry out this Section 5.7, which subordination agreements shall be in such form as the title insurer insuring the lender or tenant, as the case may be, requesting the same customarily employs in connection with insuring financings of collateral similar to the Collateral or leases of real estate, as the case may be. If a non-disturbance agreement is requested by an unrelated tenant in lieu of a subordination agreement, the Redeemed Partners holding a Redemption Note from time to time shall execute such a non-disturbance and attornment agreement, which agreement shall be in such form as the tenant requesting the same customarily employs in connection with its leases. Each of the Gruss Partners hereby appoints the General Partner as his or her agent and attorney-in-fact and authorizes the General Partner to execute and deliver such agreements in the name and on behalf of such Redeemed Partner if a Redeemed Partner fails to execute any such subordination agreement (or non-disturbance and attornment agreement) within 30 days after the General Partner's request therefor to the Gruss Partners is deemed complete (or such shorter period, but not less than 10 days, as may be required by the tenant or lender). This appointment shall be coupled with an interest and shall be irrevocable. The ALX Partners on the one hand and the Gruss Partners on the other hand may then pursue such claims, at law or in equity, as each may have against the other.
                 (F) Mortgage Recording Tax. No mortgage, stamp or documentary taxes nor other similar costs of recording any mortgages given to secure the Redemption Notes shall be the obligation of the Gruss Partners.
                 (G) Gains Tax. Notwithstanding the provisions of Section 2.7(D), if any Gains Tax is incurred as a result of any redemption of a Gruss Partner's Units pursuant to this Article V, whether the redemption is taken alone or aggregated with other changes of Partners' interests in the Partnership, it shall be paid by the Gruss Partners when due; except that the Partnership shall pay any Gains Tax that is triggered by a transaction between ALX 2 and any Affiliate of ALX 2 and the Gruss Partner shall have no liability to the Partnership for the payment of such Gains

         Tax, provided that the Gruss Partners shall use commercially reasonable efforts to cause the taxing authorities to treat the redemption and such transaction as separate transactions. In any transaction between ALX 1 and/or ALX 2 and an entity who is not an Affiliate, the ALX Partners shall use commercially reasonable efforts to cause the taxing authorities to treat the redemption and such transaction as separate transactions. Whether or not Gains Tax is due at the time of a redemption, each Gruss Partner being redeemed shall deliver to the General Partner all appropriate Gains Tax returns. Provided the Gruss Partners have fulfilled their obligations pursuant to this Section 5.7(G), in no event shall the Gruss Partners have any liability for the payment of Gains Tax with respect to the 4/7 Redemption if the Gains Tax claim is asserted by the State of New York after August 21, 1998 or with respect to the 3/7 Redemption if the Gains Tax claim is asserted by the State of New York after the maturity date of the 3/7 Redemption Note. If the Gruss Partners shall fail to pay Gains Tax, if any, when due, the Partnership may pay such Gains Tax and immediately offset the amount of such unpaid tax, together with any interest and penalties assessed, against amounts due under the Redemption Notes as more particularly set forth in the Redemption Notes. The Partnership reserves the right to conduct and control the defense of any claim by taxing authorities for Gains Tax which the Partnership is or may (in the General Partner's sole judgment) be obligated to pay under this Agreement, but shall keep the Gruss Partners informed of the status of, and consult with the Gruss Partners regarding, any such claim.
                 (H) Section 5.8. Nothing contained in this Section 5.7 shall affect the rights and obligations of the Partners under Section 5.8.
                 (I) Recording. If the 4/7 Mortgage has not been recorded prior to the scheduled closing pursuant to the 4/7 Redemption Notice, then all closing Redemption Instruments and other closing documents shall be delivered by the Partnership and the Gruss Partners into escrow to be held on the terms contained in the escrow agreement attached hereto as Exhibit K (the "4/7 Escrow Agreement").
                 (J) Notices. At the request of the Partnership or the holder of any senior lien on Collateral which is encumbered by a Redemption Mortgage, the Gruss Partners shall simultaneously deliver to the holder of such lien copies of all notices delivered to the Partnership under the Redemption Mortgage.
                 5.8      Debt Coverage Requirement.  (A) Substitution Right.
                          (1) If the Partnership shall desire to secure a Redemption Note with additional or substitute collateral (collectively, "Substitute Collateral") and/or a Third-Party Guaranty, the Partnership shall deliver to the Gruss Partners a notice (the "Substitute Notice").
                          (2)  Substitute Collateral may consist only of:
                          (a) a parcel or parcels of real estate located in the
                 States of New York or New Jersey, each of which parcels has a fair market value (without regard to liens or encumbrances) of at least $5,000,000;
                          (b) securities listed on the New York Stock Exchange;
                          (c) a letter of credit provided by a New York
                 Clearinghouse Bank or comparable bank or other cash equivalent; or
                          (d) any combination of the items described in Section
                 5.8(A)(2)(a) through (c).
                          (3)  The Substitute Notice shall:
                          (a) if the Partnership is proposing a Third-Party
                 Guaranty, describe the Third-Party Guarantor and set forth the Partnership's calculation of the Market Capitalization of, and the debt rating (if any) of, the Third-Party Guarantor;
                          (b) if the Partnership is proposing Substitute
                 Collateral, describe the proposed Substitute Collateral (including the nature and amount of any senior liens thereon and any notices of default theretofore received from the holders thereof which remain uncured) and set forth the Partnership's determination of the fair market value of the proposed Substitute Collateral, minus the outstanding amount of senior liens;
                          (c) describe any present Collateral (including the
                 Partnership's determination of the fair market value of the Collateral, minus the outstanding amount of senior liens, and any notices of default theretofore received from the holders thereof which remain uncured) or Third-Party Guaranty (including the Market Capitalization of, and the publicly held debt rating, if any, of the Third-Party Guarantor) which it proposes continue as security for the Redemption Note; and
                          (d) set forth the manner in which the combination of
                 Third-Party Guaranties, Substitute Collateral and Collateral described in the Substitute Notice (collectively, the "Proposed Substitute Collateral Package") meets the Debt Coverage Requirement applicable to the Redemption Note.
                          (4) The Gruss Partners shall have the right to dispute the Substitute Notice by delivering to the Partnership a Dispute Notice. In order for the Dispute Notice to be effective, receipt thereof by the Partnership must be deemed complete within 30 days after receipt by the Gruss Partners of the Substitute Notice is deemed complete; if receipt of the Dispute Notice by the Partnership is not deemed complete within 30 days after receipt of the Substitute Notice by the

                 Gruss Partners is deemed complete, the Partnership shall thereafter have the right, subject to Section 5.8(E), to replace the Existing Collateral Package with the Proposed Substitute Collateral Package.
                          (5) If a Dispute Notice is timely delivered in response to a Substitute Notice, then:
                          (a) if the Market Capitalization or the publicly held debt rating of a Third-Party Guarantor is in dispute, the Partnership and the Gruss Partners shall use commercially reasonable efforts to resolve such disagreement within 30 days after receipt of the Dispute Notice by the Partnership is deemed complete; and
                          (b) if the valuation of Collateral or Substitute Collateral is in dispute, the Partnership and the Gruss Partners shall, within 15 days after receipt of the Dispute Notice by the Partnership is deemed complete, jointly endeavor to appoint an independent appraiser with at least 10 years' experience in valuing similar collateral to determine whether the Proposed Substitute Collateral Package meets the applicable Debt Coverage Requirement.
                          (c) Except as provided in Section 5.8(B)(1)(y), nothing contained in this Section 5.8(A) shall limit the rights of the Gruss Partners to deliver a Challenge Notice.

                 (B)  Challenge Right.
                          (1) The Gruss Partners shall have the right to deliver a notice to the Partnership and the Note Guarantors (the "Challenge Notice") stating that Collateral does not meet the Debt Coverage Requirement for a Redemption Note, but a Challenge Notice may not be given (x) more frequently than once in any calendar year nor (y) within 12 months after an Existing Collateral Package has been measured against the Debt Coverage Requirement pursuant to a Challenge Notice delivered in accordance with Section 5.8(B) or a Dispute Notice delivered in accordance with Section 5.8(A). Notwithstanding the foregoing:
                          (a) the Gruss Partners shall not have the right to deliver a Challenge Notice with respect to the adequacy of the Partnership Real Estate mortgaged pursuant to the 4/7 Mortgage as Collateral for the 4/7 Redemption Note or the adequacy of the Units covered by the 3/7 Security Agreement as Collateral for the 3/7 Redemption Note during (x) the first year after the execution and delivery of the Third Amendment to this Agreement (unless the Partnership shall have failed to take those actions required of it under this Agreement to record the 4/7 Mortgage), (y) the first two years of the term of the Restructuring Mortgage (or, if the Restructuring Mortgage has a term shorter than two years, during such term), or (z) the term of the Development Mortgages, unless:
                                  (i) material proceeds from the sale of a fee
                          interest in all or any part of the Partnership Real Estate, or any interest in or rights (including air rights) to the fee interest in all or any part of the Partnership Real Estate, shall have been distributed or lent to any Partner(s);
                                  (ii) the Partnership shall enter into a lease
                          for any portion of the Partnership Real Estate providing for prepayments of rent for a period in excess of 5% of the lease term or any other similar substantial advance payment by the tenant (other than payments on account of additions, alterations or tenant improvements to the Collateral) and such prepayments shall have been: (aa) distributed or lent to any Partners; or (bb) invested in Contiguous Real Estate;
                                  (iii)  during the term of the Development
                          Mortgages, additional mortgage liens are placed on the Partnership Real Estate senior to the 4/7 Mortgage, and, as a result, the total amount secured by senior mortgage liens (including principal, interest and any real estate taxes and insurance premiums which may be advanced by the holder of the mortgage liens) on the Partnership

                          Real Estate exceeds the greater of: (aa) $75,000,000; or (bb) the excess of the fair market value of the Partnership Real Estate over 125% of the outstanding principal amount of the 4/7 Redemption Note;
                                  (iv) the holder of a senior mortgage or lien
                          on the Collateral covered by the 4/7 Mortgage or the 3/7 Security Agreement shall have commenced proceedings to foreclose such senior mortgage or lien; or
                                  (v)  the Partnership shall have provided,
                          partially in lieu of the Partnership Real Estate or the Units, Substitute Collateral for such Redemption Note.
                 If any of the events described in clauses (i) through (v) occur, the Gruss Partners shall have the right to deliver a Challenge Notice with respect to the adequacy of Partnership Real Estate or Units, as the case may be, securing the Redemption Note affected by such occurrence, provided that receipt of such Challenge Notice by the Partnership is deemed complete within 30 days after an Authorized Person is notified of such occurrence.
                          (b)  if any of the following shall have occurred:
                                  (i) one or more of the Note Guarantors or a
                          Third-Party Guarantor (each being sometimes hereinafter individually referred to as a "Guarantor") shall have become insolvent, made an assignment for the benefit of creditors or applied for the appointment of a receiver; or a receiver, trustee or liquidator shall have been appointed for a Guarantor; or a Guarantor shall have filed any petition under the Federal Bankruptcy Code or any amendment thereto, including, without limitation, a petition for reorganization or arrangement; or a Guarantor shall have filed a petition or seek other relief under any insolvency law or laws providing for the relief of debtors; or a petition under the Federal Bankruptcy Code or any amendment thereto or under any other insolvency law shall have been filed against a Guarantor and not discharged within 30 days;
                                  (ii) the General Partner shall be an entity
                          that is not ALX 1, ALX 2, Interstate Properties or Vornado, Inc. or an Affiliate thereof; or
                                  (iii) while Units are Collateral for a
                          Redemption Note, new partnership interests shall have been issued by the Partnership in exchange for insubstantial consideration (which consideration may be in the form of cash, notes or services) and, as a result thereof, the percentage interest of ALX 1 and ALX 2 in the Partnership shall have been reduced by more than 50%, then, in any such event, the Gruss Partners shall have the right to deliver a Challenge Notice with respect to the adequacy of Collateral securing the Redemption Note affected by such occurrence, provided that receipt of such Challenge Notice by the Partnership is deemed complete within 30 days after an Authorized Person is notified of such occurrence.
                          (c) The Gruss Partners shall have the right to deliver a Challenge Notice with respect to the adequacy of Collateral for the 3/7 Redemption Note simultaneously with the delivery of the 3/7 Redemption Notice.
                 (2) The Gruss Partners shall have the right to deliver a Challenge Notice with respect to a Third-Party Guaranty at any time.
                 (3)  The Challenge Notice shall:
                          (a) if the Gruss Partners are challenging the
                 sufficiency of a Third-Party Guaranty, set forth the Gruss Partners' calculation of the Market Capitalization and the debt rating of the Third-Party Guarantor;
                          (b) if the Gruss Partners are challenging the
                 sufficiency of Collateral, set forth the Gruss Partners' determination of the fair market value of the

                 Collateral, minus the outstanding amount of senior liens (provided that for purposes of the Challenge Notice, the Gruss Partners shall be entitled to assume that the amount of such senior liens is the amount set forth in the last notice that the Gruss Partners shall have received from the Partnership with respect to such senior liens); and
                          (c) set forth the manner in which the Existing
                 Collateral Package fails to meet the Debt Coverage Requirement applicable to the Redemption Note.
                 (4) The Partnership shall have the right to dispute the Challenge Notice by delivering to the Gruss Partners a Dispute Notice. In order for the Dispute Notice to be effective, receipt thereof by the Gruss Partners must be deemed complete within 30 days after receipt of the Challenge Notice by the Partnership is deemed complete; if receipt of the Dispute Notice by the Gruss Partners is not deemed complete within 30 days after receipt of the Challenge Notice by the Partnership is deemed complete, the Partnership shall thereafter replace or supplement, as the case may be, the Existing Collateral Package with Substitute Collateral and Third-Party Guaranties sufficient to meet the Debt Coverage Requirement in accordance with the provisions of this Agreement, including without limitation Section 5.8(E).

                 (5) If a Dispute Notice is timely delivered in response to a Challenge Notice, then:
                          (a) if the Market Capitalization or the publicly held debt rating of a Third-Party Guarantor is in dispute, the Partnership and the Gruss Partners shall use commercially reasonable efforts to resolve such disagreement within 30 days after receipt of the Dispute Notice by the Gruss Partners is deemed complete; and
                          (b) if the issue in dispute is the valuation of Collateral, the Partnership and the Gruss Partners shall, within 15 days after receipt of the Dispute Notice by the Gruss Partners is deemed complete, jointly endeavor to appoint an independent appraiser with at least 10 years' experience in valuing similar collateral to determine whether the Collateral described in the Challenge Notice meets the applicable Debt Coverage Requirement.
                          (C)  Arbitration.
                          (1) If the parties shall be unable to agree within 15 days on the appointment of an appraiser under Section 5.8(A) or 5.8(B), either party, on behalf of both, may apply to the local office of the American Arbitration Association for appointment of an arbitrator, and, if the American Arbitration Association, shall not then exist or shall fail, refuse or be unable to act so that an arbitrator is not appointed within 30 days after application therefor, then either party may apply to the presiding Justice of the Appellate Division of the Supreme Court of the State of New York (First Department) for the appointment of the arbitrator. The party applying to the American Arbitration Association or the Appellate Division for the appointment of the arbitrator shall inform the Association or the Court, as the case may be, of the required qualifications for the arbitrator.
                          (2) If any portion of the Substitute Collateral or the Collateral described in the Substitute Notice or Challenge Notice, as the case may be, is real estate, the appraiser appointed pursuant to this Section 5.8 shall be an MAI appraiser. Any appraiser so appointed shall be instructed to make his or her determination within 30 days after his or her appointment. The determination of any appraiser so appointed shall be binding upon all Partners. If the Partnership shall deliver to the Gruss Partners a Substitute Notice, then ALX 1 and/or ALX 2 shall pay all appraisal costs. If the Gruss Partners shall deliver to the Partnership a Challenge Notice, then the Gruss Partners shall pay all appraisal costs. No appraiser appointed hereunder shall have the power to add to, subtract from or otherwise modify the provisions of this Third Amendment or the Partnership Agreement.
                          (D) Form of Mortgage or Security Agreement. Any Substitute Collateral given to secure a Redemption Note shall be encumbered by a mortgage substantially in the form of Exhibit D-3 attached hereto (in the case of fee interests in real property being used as Collateral), a security agreement substantially in the form of Exhibit D-4 attached hereto (in the case of personal property being used as Collateral) or another security instrument affording the Gruss Partners protection reasonably equivalent to that offered by Exhibits D-3 and D-4 (in the case of property other than fee interests in real property or personal property being used as Collateral). Any Third-Party Guaranty given to secure a Redemption Note shall be substantially in the form of Exhibit D-2 attached hereto.
                          (E) Release of Collateral. Upon the provision of a perfected security interest in Substitute Collateral or the execution and delivery of a Third-Party Guaranty, as the case may be, pursuant to this Section 5.8, the Gruss Partners shall execute and deliver all documents required to release the lien of any mortgage or security agreement covering the Collateral which no longer secures the Redemption Note or discharge the obligation of the guarantor under the Third-Party Guaranty which no longer secures the Redemption Note, as applicable; provided that if the

         Partnership shall have provided Substitute Collateral in lieu of a Third-Party Guaranty, the Third-Party Guaranty shall remain effective for 90 days after the perfection of a security interest in such Substitute Collateral.
                          5.9 Release from Personal Liability under Section 2.1: Indemnity. Within 120 days after the date of the Redemption Notice, the Partnership shall use its best efforts to deliver to any Redeemed Partner or Partners who no longer hold Units instruments duly executed and delivered by the lenders of any amounts referred to in
         Section 2.1, releasing such Redeemed Partner or Partners from and against all claims and liabilities assumed pursuant to the provisions of Section 2.1. In lieu of such release, the Partnership shall indemnify the Redeemed Partner or Partners against liability for such loans, which indemnity shall be without personal liability to any Partner.
                          5.10 Rights Personal. The rights of the Gruss Partners under Sections 4.4(D)(1), 4.4(F) and 5.4 through 5.10 and Paragraph 17(C) of the Third Amendment to Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership are not transferable except in connection with transfers of Units to Permitted Transferees. Only Emanuel Gruss, Riane Gruss or Elizabeth Goldberg or a Permitted Transferee (as defined in Section 6.1(D)) may exercise the rights set forth in Sections 5.4 through 5.10, and they may exercise such rights only if they are at the time of such exercise the legal and beneficial owners of the Units to be redeemed and that such Units are at the time of closing unencumbered and free of any liens or security interests.
                 11. The fourth and fifth sentences in Article VII are hereby deleted and the following inserted in their place:
         Receipt of any notice or demand made by personal delivery shall be deemed complete when so delivered. All notices shall be addressed, if to the Partnership, ALX Partners or Note Guarantors, at c/o Alexander's, Inc., 31 West 34th Street, New York, New York 10001, with a copy to Neil Underberg, Esq., Whitman Breed Abbott & Morgan, 200 Park Avenue, New York, New York 10166; and if to the Gruss Partners, c/o Emanuel Gruss, Oscar Gruss & Son, Inc., 74 Broad Street, New York, New York 10004 (or, if an Authorization Notice has been delivered to the Partnership, to an Authorized Person, with (in either case) copies to David M. Gerstein, Esq., Gerstein & Churchill, P.C., 300 Park Avenue, 20th Floor, New York, New York 10022 and Laurence J. Kaiser, Esq., Lowenthal, Landau, Fischer & Bring, P.C., 250 Park Avenue, New York, New York 10177.
                 12. All notices and deliveries required or permitted to be delivered pursuant to this Third Amendment shall be deemed delivered or made when and if delivery thereof shall be deemed to be complete pursuant to the provisions of Article VII, as the same has been modified by this Third Amendment.

                 13. Exhibits D-1A and D-1B attached hereto are hereby substituted for the Exhibit D-1 attached to the Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership dated August 21, 1986 (the "Original Agreement"), Exhibit D-2 attached hereto is hereby substituted for the Exhibit D-2 attached to the Original Agreement and Exhibit D-3 attached hereto is hereby substituted for the Exhibit D-3 attached to the Original Agreement. All exhibits to this Third Amendment are hereby incorporated into this Third Amendment as if they were set forth in full herein.
                 14. The Gruss Partners hereby acknowledge timely receipt of the following:
                 (A) $200,000 for reasonable and necessary legal fees and expenses incurred by the Gruss Partners; and
                 (B)    $300,000 as a restructuring fee.
The payments described in this Paragraph 14 were made pursuant to the Plan and shall be deemed income to the recipients and an expense of ALX 2.
                 15. The Gruss Partners acknowledge that they have been advised that since June 26, 1992 (the date on which the ALX Partners ceased to operate a retail store on the ALX Real Estate) ALX 1 and ALX 2 have made a number of advances to the Partnership totalling $6,294,314 (the "Advance Total") (which sum does not include the $500,000 of fees and reimbursements paid to the Gruss Partners pursuant to Paragraph 14 hereof or the $400,000 to be paid to them pursuant to Paragraph 17(C) hereof) and that the

[BPartnership owes the ALX Partners the Advance Total, together with interest at the prime rate as established from time to time by Chemical Bank, N.A. plus 1% per annum from the date of each advance until the date of repayment.
The Gruss Partners acknowledge that they have been advised that the individual advances constituting the Advance Total were made on the dates and for the purposes more particularly described in Exhibit H attached hereto. If the ALX Partners make any future advances to the Partnership for or make any Guaranteed Distributions, such advances and Guaranteed Distributions shall be considered loans to the Partnership by the ALX Partner(s) advancing the funds and shall be repayable by the Partnership in the manner provided in this Paragraph 15 for repayment of the Advance Total. The Partners agree that as of the date hereof, there are no Loan Amounts outstanding with respect to any of the Partners.
                 16. As payment of the Gruss First Priority Distribution Amount for the 1993-94 October Year:
         (A) the Gruss Partners hereby acknowledge receipt of $215,000 simultaneously with the execution and delivery of this Third Amendment, together with interest from October 4, 1994 to the date of payment at the rate of 1% per annum in excess of the rate from time to time announced by Chemical Bank, N.A. as its "prime" or "base" rate; and
         (B) the ALX Partners agree to pay $215,000 simultaneously with the payment of substantially all unsecured creditors to be paid under the Plan but in all events by June 30, 1995, together with interest (1) from October 4, 1994 to the date of execution and delivery of this Third Amendment at the rate of 1% per annum in excess of the rate from time to time announced by Chemical Bank, N.A. as its "prime" or "base" rate and (2) from the date of the execution and delivery of this Third Amendment to the date of payment at the rate of 14% per annum. Such amounts are being paid by the
ALX Partners under the Distributions Guaranty and are Guaranteed Distributions.
                 17.      (A)     At the request of the Partnership, the Gruss
Mortgage shall be subordinated to: (1) the Restructuring Mortgage; and (2) all leases to unrelated third parties of any part of the Partnership Real Estate, provided such leases satisfy the provisions of Section 5.7(E)(4). The Gruss Partners will cause the holder of the Gruss Mortgage to execute subordination agreements required to carry out the intent of this Paragraph 17, which subordination agreement shall be in such form as the lender or tenant, as the case may be, requesting the same customarily employs in connection with financings of collateral similar to the Partnership Real Estate. If a non-disturbance agreement is requested by a third-party tenant of any part of the Partnership Real Estate in lieu of a subordination agreement, the holder of the Gruss Mortgage from time to time shall execute such a non-disturbance and attornment agreement, which agreement shall be in such form as the tenant requesting the same customarily employs in connection with leases of real estate. The fact that any third-party tenant requesting a non-disturbance agreement from the holder of the Gruss Mortgage shall have an option to purchase any portion of the Partnership Real Estate shall not affect the obligation of the Gruss Partners to cause the holder of the Gruss Mortgage to execute and deliver a non-disturbance and attornment agreement. Emanuel Gruss, as the holder of the Gruss Mortgage, hereby appoints the General Partner as the agent and attorney-in-fact of the holder of the Gruss Mortgage and authorizes the General Partner to execute and deliver such agreements in the name and on behalf of such holder if a such holder fails to execute any such subordination agreement (or non-disturbance and attornment agreement) within 30 days after the General Partner's request therefor to the Gruss Partners is deemed complete (or such shorter period, but not less than 10 days, as may be required by the tenant or lender) and pursue such claims as the General Partner may have, at law or in equity, against said holder and the Gruss Partners. This appointment shall be coupled with an interest and shall be irrevocable. The ALX Partners on the one hand and the Gruss Partners on the other hand may then pursue such claims, at law or in equity, as each may have against the other.
                 (B) For so long as the Gruss Mortgage is subordinated to the Restructuring Mortgage at the request of the Partnership, the Partnership shall pay to the Gruss Partners $8,333 per month (prorated for any partial month) in arrears no later than the 10th day of the month. In any event, Emanuel Gruss, as the holder of the Gruss Mortgage, and his successors and assigns as holders of the Gruss Mortgage, shall not call a default under the loan secured by the Gruss Mortgage, accelerate such loan or commence foreclosure proceedings unless a default has been called and foreclosure proceedings have commenced under the Restructuring Loan. Simultaneously with the execution and delivery of this Third Amendment, the mortgagor under the Gruss Mortgage and Emanuel Gruss, as the holder of the Gruss Mortgage, are executing and delivering an amendment to the Gruss Mortgage implementing the provisions of the immediately preceding sentence. Emanuel Gruss, as the holder of the Gruss Mortgage, shall cause such amendment to be recorded promptly after the execution and delivery of this Third Amendment. All payments described in this Paragraph 17(B) shall be treated as income to the Gruss Partners.
                 (C) Simultaneously with the payment of substantially all unsecured creditors to be paid under the Plan, but in all events by June 30, 1995, ALX 2 shall pay to the Gruss Partners $400,000 for and on account of their additional and necessary legal expenses and as a restructuring fee, together with interest from the date of the execution and delivery of this Third Amendment to the date of payment at the rate of 14% per annum, which payment shall be income to the Gruss Partners and an expense of ALX 2.
                 (D) At the request of the Partnership or the holder of any senior lien on the Partnership Real Estate, the Gruss Partners shall simultaneously deliver to the holder of such lien copies of all notices delivered to the Partnership under the Gruss Mortgage.
                 18. Wherever any of the terms appearing in the following left column appear in the Partnership Agreement (other than in Sections 5.4 to 5.10), the term shall be replaced with the term appearing opposite such term in the following right column:

         Liquidation Notice                is Redemption Notice
         Liquidating Partners              is Redeemed Partners
         Liquidation Amount                is Redemption Amounts

                 19. The Partners acknowledge and agree that all disputes arising, directly or indirectly, out of or relating to the Partnership Agreement, as modified by this Third Amendment, may be dealt with and adjudicated in the state courts of New York sitting in New York County or the federal courts sitting in New York County, and each Partner hereby expressly and irrevocably submits itself to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to the Partnership Agreement, as modified by this Third Amendment, or in any action to enforce the Partnership Agreement, as modified by this Third Amendment.
                 20. The provisions of the Plan shall not be used to construe the provisions of this Third Amendment and, from and after the date hereof, the provisions of the Plan contained in Section 4.8 thereof and Exhibits F-1 and F-2 thereof shall be of no further force or effect as between the Partners. In the event of any conflict between the provisions of the Plan and the provisions of this Third Amendment, the provisions of this Third Amendment shall control.
                 21. The Partners shall from time to time execute one or more documents as may be necessary to effect the provisions of this Third Amendment.
                 22. Except for the changes made by this Third Amendment, all of the provisions of the Partnership Agreement shall remain in full force and effect.
         IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.
                                           ALEXANDER'S DEPARTMENT STORES OF
                                           LEXINGTON AVENUE, INC.


                                           By: /s/ BRIAN KURTZ
                                               -------------------
                                           Name:  Brian Kurtz
                                           Title: Vice President

                                           ALEXANDER'S, INC.


                                           By: /s/ BRIAN KURTZ
                                               -------------------
                                           Name:  Brian Kurtz
                                           Title: Executive Vice President



                                           /s/ EMANUEL GRUSS
                                           -----------------------
                                           EMANUEL GRUSS


                                           /s/ RIANE GRUSS
                                           -----------------------
                                           RIANE GRUSS


                                           /s/ ELIZABETH GOLDBERG
                                           -----------------------
                                           ELIZABETH GOLDBERG

EMANUEL GRUSS hereby: (a) certifies
that he is the sole holder of the
Gruss Mortgage and that he has the
lawful right to subordinate the
Gruss Mortgage as required by
Paragraph 17 of this Third Amendment
without the consent of any other
person or entity; (b) agrees to be
bound by all provisions of said
Paragraph 17; and (c) agrees that
he will at any time and from time
to time, at the request of the
Partnership, execute and deliver
to the Partnership such instruments
as the Partnership may reasonably
request for the purpose of effecting
the provisions of said Paragraph 17.



/s/ EMANUEL GRUSS
-----------------------
    EMANUEL GRUSS

STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )


                 On the 30th day of December, 1994, before me personally came Emanuel Gruss to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.




                                           /s/ TRACY MALONEY
                                           --------------------
                                           Notary Public


STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )


                 On the 30th day of December, 1994, before me personally came Riane Gruss to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that she executed the same.




                                           /s/ TRACY MALONEY
                                           --------------------
                                           Notary Public


STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )


                 On the 30th day of December, 1994, before me personally came Elizabeth Goldberg to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that she executed the same.




                                           /s/ TRACY MALONEY
                                           --------------------
                                           Notary Public

                                  EXHIBIT D-1A

                              4/7 REDEMPTION NOTE



$ 21,812,331.29                                            New York, New York

                                                    [As of] _________, 199_(1)

         FOR GOOD AND VALUABLE CONSIDERATION, SEVEN THIRTY ONE LIMITED PARTNERSHIP, a limited partnership duly organized and existing under the laws of the State of New York (the "Partnership"), does hereby promise to pay to the order of EMANUEL GRUSS, RIANE GRUSS and ELIZABETH GOLDBERG [or their Permitted Transferees](2) (collectively, the "Payee"), whose address is c/o Emanuel Gruss, Oscar Gruss & Son, Inc., 74 Broad Street, New York, New York 10004, the principal amount of ________________ ($___________) DOLLARS, together with interest on the outstanding principal balance from the date of this 4/7 Redemption Note until August 21, 1998 (the "Maturity Date") at the rate of 1% percent per annum in excess of the rate from time to time announced by Chemical Bank, N.A., as its "prime" or "base" rate (the "Prime Rate"; provided that (I) if Chemical Bank, N.A. shall cease to announce such a rate, then the Prime Rate shall be the rate from time to time reported in The Wall Street Journal, New York edition, from time to time as the base rate on corporate loans posted by at least 75% of the nation's thirty (30) largest banks as the "prime rate";
(II) if The Wall Street Journal shall cease to report a "prime rate," a substitute and comparable "prime rate" shall be selected by the Partnership; and (III) if The Wall Street Journal reports more than one "prime rate," then the Prime Rate shall mean the average of such reported rates), as follows:

         A. interest only, in arrears, on April(3)4, 1995 and on the fourth day of each July, October, January and April thereafter until this 4/7 Redemption Note is fully paid; and

         B. on the Maturity Date, the entire unpaid principal amount and any interest accrued but remaining unpaid.





--------------------

(1)  The date of the note will be the 4/7 Interest Commencement Date.

(2) Bracketed language here and elsewhere throughout these exhibits is for the purpose of explaining matters which depend on future circumstances.

(3) This will read "July" if the Note is delivered on or after April 4, 1995 but before July 4, 1995 and "October" if the Note is delivered on or after July 4, 1995.

         Payment of this 4/7 Redemption Note shall be made c/o Emanuel Gruss, Oscar Gruss & Son, Inc., 74 Broad Street, New York, New York 10004 in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts.

         This 4/7 Redemption Note will be initially secured by a mortgage, dated December __, 1994 and executed and delivered to the Payee covering premises in the City and County of New York, which are more particularly described in said mortgage. As provided in, and subject to all the terms and condition of, the Amended and Restated Agreement of Limited Partnership for the Partnership dated August 21, 1986 (as amended by the First Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of May 14, 1992, the Second Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of August 20, 1993 and the Third Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of October 4, 1993 [the "Partnership Agreement"], the Partnership has the right to secure this note with another mortgage, security agreement, security instrument and/or Third-Party Guaranty (as defined in the Partnership Agreement). Any mortgage, security agreement, security instrument, letter of credit or Third-Party Guaranty given heretofore, simultaneously or hereafter to secure or guarantee this 4/7 Redemption Note shall be hereinafter referred to as a "Collateral Instrument". Unless otherwise indicated, capitalized terms not defined herein shall have the meaning ascribed to them in the Partnership Agreement.

         If an "Event of Default" should occur under this 4/7 Redemption Note, as such term is hereinafter defined, then and in that event:

         (1) interest shall accrue on the entire amount then due and owing from the date of the Event of Default under this 4/7 Redemption Note until such amount is paid, at the rate of 3% per annum in excess of the Prime Rate, unless such rate of interest is not then permitted by law, in which event such rate shall be the highest rate then permitted by law (the "Default Rate");

         (2) the entire unpaid principal balance under this 4/7 Redemption Note plus all accrued interest shall become due and payable immediately, five days after written demand for payment, together with interest at the Default Rate, unless the amount due pursuant to (1) above is paid within said five-day period; and

         (3) the Partnership agrees to pay all costs and expenses, including all reasonable legal fees, which may be incurred by the Payee or any other holder of this 4/7 Redemption Note, if any action is brought to collect the indebtedness evidenced hereby or to foreclose or enforce the terms of a Collateral Instrument.

         The term "Event of Default" as used in this 4/7 Redemption Note means any one or more of the following occurrences:

         (a) any default by the Partnership in making any payment required to be made hereunder, which continues for more than five days after notice in writing;

         (b) an Event of Default shall have occurred under the 3/7 Redemption Note;

         (c) the Payee shall have delivered to the Partnership and the Note Guarantors a Challenge Notice and, within 30 days after it shall have been determined pursuant to Section 5.8 of the Partnership Agreement that the Collateral does not meet the Debt Coverage Requirement, the Partnership shall have failed to make payments, provide Substitute Collateral and/or a Third-Party Guaranty or take such other actions as are necessary to satisfy the Debt Coverage Requirement;

         (d) in the event that the Partnership should become insolvent, make an assignment for the benefit of creditors or apply for the appointment of a receiver; or in the event of the appointment of a receiver, trustee or liquidator for the Partnership; or in the event that the Partnership should file any petition under the Federal Bankruptcy Code or any amendment thereto, including, without limitation, a petition for reorganization; or in the event that the Partnership should file a petition or seek other relief under any insolvency law or laws providing for the relief of debtors; or in the event that a petition under the Federal Bankruptcy Code or any amendment thereto or under any other insolvency law is filed against the Partnership (by parties other than the Gruss Partners) and not discharged within thirty (30) days;

         (e) in the event that one or more of ALX 1 or ALX 2 should become insolvent, make an assignment for the benefit of creditors or apply for the appointment of a receiver; or in the event of the appointment of a receiver, trustee or liquidator for ALX 1 or ALX 2; or in the event that ALX 1 or ALX 2 should file any petition under the Federal Bankruptcy Code or any amendment thereto, including, without limitation, a petition for reorganization; or in the event that ALX 1 or ALX 2 should file a petition or seek other relief under any insolvency law or laws providing for the relief of debtors; or in the event that a petition under the Federal Bankruptcy Code or any amendment thereto or under any other insolvency law is filed against ALX 1 or ALX 2 and not discharged within thirty (30) days;

         (f) the occurrence of an Event of Default under a Collateral Instrument; or

         (g) the failure of the Partnership to execute and deliver the 3/7 Redemption Note as and when required under the Partnership Agreement.

         The Partnership shall have the right to prepay the principal indebtedness evidenced by this 4/7 Redemption Note in full or in part, together with interest accrued on the amount prepaid, without premium or penalty upon five days' prior written notice to the Payee; provided, however, that no prepayment may be made in the last calendar quarter of any year without the consent of the Payee. In addition, the Maker may offset against accrued interest or the principal amount of this 4/7 Redemption Note at any time any amounts that are due from the Gruss Partners to the Partnership, Alexander's, Inc., or any of their Affiliates for payments pursuant to Section 2.7 or 5.7(G) of the Partnership Agreement and, after December 31, 1995, principal of and interest on any Gains Tax Loan.

         The obligations of this 4/7 Redemption Note shall continue until the entire debt evidenced hereby is paid, notwithstanding any action or actions, whether by foreclosure or otherwise, which may be brought to recover any sum or sums of money payable under the provisions of this 4/7 Redemption Note.

         The Partnership does hereby waive presentment for payment, demand for payment, notice of dishonor, protest, notice of protest and all other notices or demands in connection with the payment of or enforcement of the Partnership's obligations under this 4/7 Redemption Note, except as expressly provided in this 4/7 Redemption Note.

         No act, delay, extension, omission or indulgence on the part of the Payee or any other holder of this 4/7 Redemption Note shall be deemed a waiver of any of the rights of the Payee or such holder hereunder, nor shall the failure to exercise any such right or remedy when available on any occasion bar or waive any of such rights on any future occasion.

         This 4/7 Redemption Note shall be governed by and construed in accordance with the law of the State of New York.

         In the event that the Payee or any other holder of this 4/7 Redemption Note shall seek to enforce her or his rights under this 4/7 Redemption Note, the Partnership does hereby designate the firm of Whitman Breed Abbott & Morgan, with offices at 200 Park Avenue, New York, New York 10166, Attention:
Neil Underberg, Esq., as the agent of the Partnership for purposes of service of process. The Partnership further agrees that service of process may be effected by the mailing of process to such firm on behalf of the Partnership by certified or registered mail, return receipt requested, or by hand delivery to said firm at the above-specified address or at any other address at which such firm shall be located, if its address should change.

         Except as provided in Section 5.8(C) of the Partnership Agreement, the Partnership and the Payee acknowledge and agree that all disputes arising, directly or indirectly, out of or relating to this 4/7 Redemption Note may be dealt with and adjudicated in the state courts of New York sitting in New York County or the federal courts sitting in New York County, and each of the Partnership and the Payee hereby expressly and irrevocably submits itself to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this 4/7 Redemption Note, or in any action to enforce this 4/7 Redemption Note.

         Any notice, demand, consent or other communication required or permitted by this 4/7 Redemption Note will be in writing, addressed to the appropriate party and sent by either registered or certified U.S. Mail, return receipt requested, postage prepaid or by reputable overnight courier, shipping charges prepaid. Notice is effective upon deposit in the U.S. Mail or delivery to the courier in accordance with the foregoing. For purposes of notice, the addresses of the parties shall be as follows:

         If to the Partnership:

         c/o Alexander's, Inc
         31 West 34th Street
         New York, New York 10001
         Attention: Chairman of the Board, and

         c/o Whitman Breed Abbott & Morgan
         200 Park Avenue
         New York, New York 10166
         Attention:  Neil Underberg, Esq.;

         If to the Payee:

         c/o Oscar Gruss & Son, Inc.
         74 Broad Street
         New York, New York 10004, and

         c/o Gerstein & Churchill, P.C.
         300 Park Avenue, 20th Floor
         New York, New York 10022
         Attention: David M. Gerstein, Esq., and

         c/o Lowenthal, Landau, Fischer & Bring, P.C.
         250 Park Avenue
         New York, New York 10177
         Attention: Laurence J. Kaiser, Esq.

Each party has the right at any time to change the address to which notice must be sent or the person to whom notice must be directed. Such change is not effective until the party changing its address or addressee has given notice in accordance with the requirements of this paragraph to each of the other parties and provided further that the address for notice must at all times be within the United States of America.

         IN WITNESS WHEREOF, the undersigned has caused this 4/7 Redemption Note to be executed in its name by its general partner on the date first set forth above.

                                           SEVEN THIRTY ONE LIMITED
                                           PARTNERSHIP

                                           By:  Alexander's Department Stores
                                                of Lexington Avenue, Inc.,
                                                General Partner

                                                By: /s/ BRIAN KURTZ
                                                    ----------------------
                                                      Name: Brian Kurtz
                                                      Title: Vice President

                                  EXHIBIT D-2

                                 NOTE GUARANTY

         Pursuant to Section 5.7 of that certain Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership (the "Partnership") dated as of August 21, 1986 (as amended by the First Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of May 14, 1992, the Second Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of August 20, 1993 and the Third Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of October 4, 1993 [the "Partnership Agreement"]), among ALEXANDER'S DEPARTMENT STORES OF LEXINGTON AVENUE, INC. ("ALX 1"), a New York corporation, ALEXANDER'S, INC. ("ALX 2"), a Delaware corporation, EMANUEL GRUSS, RIANE GRUSS and ELIZABETH GOLDBERG (the latter three persons referred to herein as the "Gruss Partners" and also sometimes collectively as the "Payees" and singly as a "Payee"), and in consideration of the Third Amendment and for other good and valuable consideration:

         1. The undersigned, ALX 1 and ALX 2 (hereinafter called the "Note Guarantors"), do hereby, jointly and severally, unconditionally guarantee (a) the obligation of the Partnership to execute and deliver the 3/7 Redemption Note (as defined in and to be issued pursuant to the Partnership Agreement) when and if such execution and delivery is required under the Partnership Agreement and (b) when and if either or both of the 3/7 Redemption Note and the 4/7 Redemption Note are issued, payment of all amounts required to be paid by the Partnership to the Gruss Partners under the terms of either or both of the 3/7 Redemption Note and the 4/7 Redemption Note (collectively, the "Redemption Notes"), when the same become due and payable under the terms of the respective Redemption Notes, together with all amounts of interest (if and when any interest is required to be paid under the respective Redemption Notes) when such interest is due and payable thereunder. Unless otherwise indicated, capitalized terms not defined herein shall have the meaning ascribed to them in the Partnership Agreement.

         2. The Note Guarantors do hereby waive presentment for payment, demand for payment, notice of dishonor, notice of protest and protest and all other notices or demands in connection with the payment of or enforcement of the obligations of the Partnership under each of the Redemption Notes or the obligations of the Note Guarantors under this Note Guaranty.

         3. If an Event of Default should occur under either of the Redemption Notes, as the term "Event of Default" is defined thereunder, the Note Guarantors do hereby consent that an action or suit may be brought against them or either of them by the

Payee or by the holder or holders of the Redemption Note(s) under which the Event of Default has occurred (the "Holder") regardless of whether an action or suit has been brought against the Partnership or any Note Guarantor or whether any action has been taken to foreclose upon any assets securing the obligations of the Partnership. In any such action or suit, any Note Guarantor, Third-Party Guarantor and the Partnership, at the option of the Payee or any Holder, may be joined as parties defendant.

         4. If an Event of Default should occur under either one or both of the Redemption Notes, the Note Guarantors do hereby, jointly and severally, agree to be fully liable for the payment of, and to pay, all costs and expenses which may be incurred by the Payee or any other Holder, including all reasonable legal fees, for the purpose of enforcing their or her or his rights against the Partnership under the Redemption Note(s) under which the Event of Default has occurred, or under Section 5.4(B) of the Partnership Agreement for failure to deliver the 3/7 Note when required, and/or against the Note Guarantors hereunder.

         5. In the event that the Payee or any Holder shall seek to enforce her or his rights under this Note Guaranty, the Note Guarantors do hereby designate the firm of Whitman Breed Abbott & Morgan, with offices at 200 Park Avenue, New York, New York 10166, Attention: Neil Underberg, Esq., as the agent of the Note Guarantors for purposes of service of process. The Note Guarantors further agree that service of process may be effected by the mailing of process to such firm on behalf of the Note Guarantors by certified or registered mail, return receipt requested, or by hand delivery to said firm at the above-specified address or at any other address at which such firm shall be located, if its address should change. Payee and the Note Guarantors acknowledge and agree that, except as provided in Section 5.8(C) of the Partnership Agreement, all disputes arising, directly or indirectly, out of or relating to this Note Guaranty may be dealt with and adjudicated in the state courts of New York sitting in New York County or the federal courts sitting in New York County, and the Note Guarantors hereby expressly and irrevocably submit the persons of the Note Guarantors to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this Note Guaranty or in any action to enforce this Note Guaranty.

         6. Each of the Note Guarantors represents and warrants that it is a corporation duly organized and existing and in good standing under the laws of its respective state of incorporation; that neither its certificate of incorporation nor its by-laws nor any agreement, understanding or instrument to which it is a party or by which it is bound, nor any law, order, judgment, decree, regulation, ruling or governmental requirement of any kind prevents it from executing and delivering this Note Guaranty; that the execution of this Note Guaranty and the performance of its obligations hereunder have been duly authorized by its board of directors; and that it has the right to execute this Note Guaranty and carry out all of its obligations contained herein.

         7. Any indebtedness or liabilities of the Partnership to either of the Note Guarantors, of any kind or nature, whether now existing or hereafter created, due or to become due, direct or contingent, other than reimbursement of the Advance Total as provided for in the Partnership Agreement, are hereby subordinated to the payment to the Payee and any Holder of all amounts guaranteed in this Note Guaranty.

         8. The Note Guarantors hereby consent that at any time or from time to time, with or without consideration, the Payee or any Holder, may, without notice to or further consent of the Note Guarantors and without in any manner affecting, lessening, impairing or releasing the liability and obligations of the Note Guarantors under this Note Guaranty (a) renew, extend or change the time and terms of payment and/or maturity of either or both of the Redemption Notes, and (b) assign, release, surrender, exchange, settle, compromise, substitute, subordinate, hypothecate, change, waive rights under or modify either or both of the Redemption Notes, or the provisions of Section 5.4(B) of the Partnership Agreement.

         9. Whether expressly stated herein or otherwise, all obligations of the Note Guarantors under this Note Guaranty are joint and several.

         10. The guaranty obligation contained in this Note Guaranty is a guaranty of payment and performance and not of collection. It is not in any way conditioned or contingent upon any attempt to collect from the Partnership and neither the Payee nor any other Holder shall be under any obligation to seek or prosecute collection from the Partnership or enforce any remedy it may have under any Collateral Instrument (as defined in the Redemption Notes) before proceeding against the Note Guarantors under this Note Guaranty. The obligations and liabilities of the Note Guarantors hereunder shall not be impaired, released, lessened or affected by any failure, delay or omission of the Payee or any other Holder to enforce any right or utilize any remedy or by any waiver of any such right or remedy in the event of any default under either of the Redemption Notes.

         11. Each right, power and remedy of the Payee or any Holder, as provided for in this Note Guaranty or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note Guaranty or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by the Payee or any Holder of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by them of any or all such other rights, powers or remedies.

         12. This Note Guaranty and all covenants and agreements of the Note Guarantors herein shall continue in full force and effect and shall not be discharged or released until such time as all of the obligations of the Partnership to deliver the 3/7 Redemption Note pursuant to Section 5.4(B) of the Partnership Agreement and under both Redemption Notes and of the Note Guarantors under this Note Guaranty shall be performed and discharged in full.

         13. Any Payee may assign or transfer to any person or persons all or any part of the indebtedness of the Partnership to him represented by either or both of the Redemption Notes and such person or persons shall have the right to enforce this Note Guaranty in the same manner and with the same rights as such Payee, provided that such Payee shall continue to have the unimpaired right to enforce this Note Guaranty as to so much of such indebtedness as he has not assigned or transferred.

         14. All notices and communications required or permitted to be given hereunder shall be given by registered or certified mail as follows:

if to the Note Guarantors, at

                          31 West 34th Street
                          New York, New York 10001
                          Attention: Chairman of the Board, and

                          c/o Whitman Breed Abbott & Morgan
                          200 Park Avenue
                          New York, New York 10166
                          Attention:  Neil Underberg, Esq.;

and if to the Payee,

                          c/o Oscar Gruss & Son, Inc.
                          74 Broad Street
                          New York, New York 10004, and

                          c/o Gerstein & Churchill, P.C.
                          300 Park Avenue, 20th Floor
                          New York, New York 10022
                          Attention: David M. Gerstein, Esq., and

                          c/o Lowenthal, Landau, Fischer & Bring, P.C.
                          250 Park Avenue
                          New York, New York 10177
                          Attention: Laurence J. Kaiser, Esq.

or to such other address or addresses as any party or Holder may, from time to time, designate in writing in the manner above described.

         15. This Note Guaranty shall be governed by and construed in accordance with the law of the State of New York. It contains the entire understanding among the parties hereto with respect to the guaranty described herein. No waiver, amendment or modification of any of the provisions of this Note Guaranty shall be binding unless in writing and signed by the parties hereto.

         16. This Note Guaranty shall inure to the benefit of the Payees and their respective heirs, legal representatives and assigns. It shall be binding upon the Note Guarantors and their respective successors and assigns.


         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this ____ day of December, 1994.


                                           ALEXANDER'S DEPARTMENT STORES
                                             OF LEXINGTON AVENUE, INC.


                                           By: /s/ BRIAN KURTZ
                                               -----------------------
                                      Title:   Vice President
                                               -----------------------

                                           ALEXANDER'S, INC.


                                           By: /s/ BRIAN KURTZ
                                               -----------------------
                                      Title:   Executive Vice President
                                               ------------------------

                                  EXHIBIT D-4

                             3/7 SECURITY AGREEMENT

                 SECURITY AGREEMENT (this "Security Agreement") dated as of December 30, 1994 between ALEXANDER'S DEPARTMENT STORES OF LEXINGTON AVENUE, INC. ("ALX 1"), a New York corporation ("Debtor"), and EMANUEL GRUSS, RIANE GRUSS and ELIZABETH GOLDBERG (collectively, "Secured Party").

                             Preliminary Statement

                 Pursuant to Section 5.7 of that certain Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership (the "Partnership") dated as of August 21, 1986 (as amended by the First Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of May 14, 1992, the Second Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of August 20, 1993 and the Third Amendment to Amended and Restated Agreement of Limited Partnership for the Partnership dated as of October 4, 1993 [(the "Partnership Agreement")], the Partnership is obligated to execute and deliver to Secured Party a note in the principal amount of up to $15,000,000, if the Secured Party timely exercises its right to the 3/7 Redemption. (Such note, together with any amendments thereto or substitutes therefor, is herein referred to as the "3/7 Redemption Note"). Unless otherwise indicated, capitalized terms not defined herein shall have the meaning ascribed to them in the Partnership Agreement.

                 The parties desire to provide for the securing of the 3/7 Redemption Note by the granting to Secured Party of a security interest in all of Debtor's right, title and interest, whether now owned or hereafter acquired, in 34,654 Units (as such term is defined in the Partnership Agreement) as a limited partner in the Partnership (the "Partnership Interest"). The Partnership Interest, together with all proceeds thereof, is hereinafter called the "Collateral".

                 1. Security Interest. To secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of and interest on the 3/7 Redemption Note and all other monies that may become due under the 3/7 Redemption Note, the payment of all other monies that may become due under this Security Agreement and the faithful performance and observance of all the terms, covenants, conditions and warranties contained in this Security Agreement (the "Obligations"), Debtor grants to Secured Party a security interest in the Collateral.

                 2. Representations and Warranties of Debtor. Debtor represents, warrants and covenants to Secured Party as follows:

                 (a) Debtor is the legal and beneficial owner of, and has good title to, the Partnership Interest, subject to no security interest or other encumbrance superior to the lien granted hereby.

                 (b) Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

                 (c) Debtor's chief executive office and the records concerning the Collateral are located at 31 West 34th Street, New York, New York 10001.

                 (d) Debtor shall notify Secured Party promptly of any change in its principal place of business or the location of the records concerning the Collateral.

                 (e) Debtor is a corporation duly organized and existing and in good standing under the laws of its state of incorporation.

                 (f) Neither Debtor's certificate of incorporation nor its by-laws nor any agreement, understanding or instrument to which it is a party or by which it is bound, nor any law, order, judgment, decree, regulation, ruling or governmental requirement of any kind prevents it from executing and delivering this Security Agreement.

                 (g) The execution of this Security Agreement and the performance of the Debtor's obligations hereunder have been duly authorized by its board of directors.

                 (h) Debtor has the right to execute this Security Agreement and carry out all of its obligations contained herein.

                 2. Voting, Etc.. Until the occurrence and continuation of an Event of Default, Debtor shall be entitled to exercise all rights to vote, approve or consent under the Partnership Agreement or applicable law, and to give waivers or ratifications in respect thereto.


                 3. Distributions. Until the occurrence and continuation of an Event of Default, Debtor shall be entitled to receive and retain all distributions and other payments in respect of the Partnership Interest.

                 4. Further Assurances. (a) Debtor shall from time to time execute one or more financing statements and such other instruments as may be requested by Secured Party to perfect the security interest created by this Security Agreement, including any continuations or amendments of such financing statements, and

Debtor shall pay the cost of filing or recording the same in the public offices deemed necessary or desirable by Secured Party. Debtor shall do such other acts as Secured Party may request to establish, maintain and perfect the security interest in the Collateral created by this Security Agreement.

                 (b) Debtor authorizes Secured Party to file one or more financing statements and continuation statements signed only by Secured Party in any jurisdiction in which such filing shall be necessary, in the opinion of Secured Party's counsel, to perfect the security interest created by this Security Agreement. The expense of such filing and reasonable fees and expenses of attorneys in connection with such filing and recording shall be borne by Debtor.

                 5. Events of Default. The occurrence of any Event of Default (as defined in the 3/7 Redemption Note) shall be an Event of Default hereunder [(other than an Event of Default described in paragraph (e) of "Events of Default" in the 3/7 Redemption Note)](1).

                 6. Remedies. If any Event of Default shall have occurred and be continuing, Secured Party shall be entitled to exercise all rights and remedies of a secured party under the Uniform Commercial Code.

                 7. Termination. After all Obligations have been paid or discharged in full, this Security Agreement shall terminate, and Secured Party, at the request and expense of Debtor, will execute and deliver to Debtor a proper instrument or instruments acknowledging the satisfaction and termination of this Security Agreement, and will duly assign, transfer and deliver to Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement, together with any moneys at the time held by Secured Party hereunder.

                 8. Amendment and Waivers. This Security Agreement may not be terminated, amended or waived orally, but only by an instrument in writing signed by the party against which enforcement of the termination, amendment or waiver is sought.

                 9. Notices. Any notice, demand, consent or other communication required or permitted by this Security Agreement will be in writing, addressed to the appropriate party and sent by either registered or certified U.S. Mail, return receipt requested, postage prepaid or by reputable overnight courier, shipping charges prepaid. Notice is effective upon deposit in




--------------------

(1)  The bracketed language is to be used if this Security
     Agreement covers property of parties other than ALX 1 and ALX 2.

the U.S. Mail or delivery to the courier in accordance with the foregoing. For purposes of notice, the addresses of the parties shall be as follows:

         If to Debtor:

         31 West 34th Street
         New York, New York 10001
         Attention: Chairman of the Board, and

         c/o Whitman Breed Abbott & Morgan
         200 Park Avenue
         New York, New York 10166
         Attention:  Neil Underberg, Esq.;

         If to Secured Party:

         c/o Oscar Gruss & Son, Inc.
         74 Broad Street
         New York, New York 10004, and

         c/o Gerstein & Churchill, P.C.
         300 Park Avenue, 20th Floor
         New York, New York 10022
         Attention: David M. Gerstein, Esq., and

         c/o Lowenthal, Landau, Fischer & Bring, P.C.
         250 Park Avenue
         New York, New York 10177
         Attention: Laurence J. Kaiser, Esq.

Each party has the right at any time to change the address to which notice must be sent or the person to whom notice must be directed. Such change is not effective until the party changing its address or addressee has given notice in accordance with the requirements of this Section 9 to each of the other parties and provided further that the address for notice must at all times be within the United States of America.

                 10. Governing Law. This Security Agreement and the rights and obligations of Debtor hereunder shall be construed and enforced in accordance with the laws of the State of New York.

                 11. Miscellaneous. This Security Agreement contains the entire understanding among the parties hereto with respect to the matters described herein. No waiver, amendment or modification of any of the provisions of this Security Agreement shall be binding unless in writing and signed by the parties hereto. This Security Agreement shall inure to the benefit of and shall bind the successors and assigns of the parties. The headings in this Security Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This

Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any provision of this Security Agreement or the application of any such provision shall be invalid, illegal or unenforceable, the remainder of this Security Agreement and any other application of such provision shall remain effective.

                 12. Jurisdiction. The Partners acknowledge and agree that, except as provided in Section 5.8(C) of the Partnership Agreement, all disputes arising, directly or indirectly, out of or relating to this 3/7 Security Agreement may be dealt with and adjudicated in the state courts of New York sitting in New York County or the federal courts sitting in New York County, and each Partner hereby expressly and irrevocably submits itself to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this 3/7 Security Agreement or in any action to enforce this 3/7 Security Agreement.

                 [13. Non-Recourse. Secured Party agrees that Secured Party will look solely to the Collateral for the payment and performance of the provisions of the 3/7 Redemption Note and of this Security Agreement, and that Secured Party will not seek or take any personal or deficiency judgment against the Debtor or any partner, shareholder, officer or principal of Debtor, disclosed or undisclosed, with respect to such indebtedness or performance; provided, however, that nothing herein shall be deemed to affect otherwise the rights of the Secured Party to proceed against the Collateral or to proceed against the 3/7 Redemption Note Guarantors under their Guaranty (as defined in the Partnership Agreement); and further provided that Secured Party's recourse against Debtor shall not be so limited in connection with any fraud or material and intentional misrepresentation by the Debtor in connection with this Security Agreement.](2)

                 14. Except to the extent specifically set forth in this Security Agreement, the rights granted to Secured Party under this Security Agreement shall not be construed to limit the rights granted to the General Partner under the Partnership Agreement.

                 15. Upon notice by the Debtor, this Security Agreement is and shall be subject and subordinate to all security interests or liens placed on the Collateral with the consent of the Debtor after the date hereof, including any security interest securing the 4/7 Redemption Note (as such term is defined in the





--------------------

(2) This non-recourse language will be used only in security agreements, mortgages or other security instruments given by parties other than the Partnership, ALX 1 or ALX 2.

Partnership Agreement), provided the Debt Coverage Requirement (as defined in the Partnership Agreement) is then met with respect to the 3/7 Redemption Note (the security interests or liens being herein referred to as the "Superior Liens"). The Secured Party shall execute all agreements subordinating the lien of this Security Agreement required to carry out the intent of this Paragraph No. 15, which subordination agreements shall be in such form as the lender requesting same customarily employs in connection with its financings of collateral similar to the Collateral, provided that nothing in the terms of such agreement renders Secured Party's interest in the Collateral unperfected. If the Secured Party fails to execute any such subordination agreement within 30 days (or such shorter time, but not less than 10 days, as the lessee or mortgagee requires) after the Debtor's request therefor, the Debtor may execute and deliver such agreements in the name and on behalf of the Secured Party. Debtor and Secured Party may then pursue such claims, at law or in equity, as each may have against the other.

                 16. The Secured Party will comply with the obligations imposed on it by Superior Liens to the extent such obligations do not violate the provisions of Paragraph No. 15.

                 IN WITNESS WHEREOF, Debtor and Secured Party have executed this Security Agreement as of the day and year first above written.

                         Debtor:

                         ALEXANDER'S DEPARTMENT STORES OF LEXINGTON AVENUE, INC.


                         By: /s/ BRIAN KURTZ
                            ----------------------
                             Name: Brian Kurtz
                             Title: Vice President

                         Secured Party:

                         /s/ EMANUEL GRUSS
                         -------------------------
                             EMANUEL GRUSS

                         /s/ RIANE GRUSS
                         -------------------------
                             RIANE GRUSS

                         /s/ ELIZABETH GOLDBERG
                         -------------------------
                             ELIZABETH GOLDBERG

                                   EXHIBIT E

                             DISTRIBUTIONS GUARANTY

         Pursuant to Section 4.4(F) of that certain Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership dated as of August 21, 1986 (as amended by the First Amendment to Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership dated as of May 14, 1992, the Second Amendment to Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership dated as of August 20, 1993 and the Third Amendment to Amended and Restated Agreement of Limited Partnership for Seven Thirty One Limited Partnership dated as of October 4, 1993 [the "Partnership Agreement"]) for Seven Thirty One Limited Partnership, a New York limited partnership (the "Partnership"), among ALEXANDER'S DEPARTMENT STORES OF LEXINGTON AVENUE, INC. ("ALX 1"), a New York corporation, ALEXANDER'S, INC. ("ALX 2"), a Delaware corporation, EMANUEL GRUSS, RIANE GRUSS and ELIZABETH GOLDBERG (the latter three persons referred to herein as the "Gruss Partners" and also sometimes collectively as the "Payees" and singly as a "Payee"), and for good and valuable consideration:

         1. The undersigned, ALX 1 and ALX 2 (hereinafter called the "Distributions Guarantors"), do hereby, jointly and severally, unconditionally guarantee payment by the Partnership of the Gruss Cumulative Priority annually for each October Year (as defined in the Partnership Agreement) from October 4, 1993 to October 3, 1998 to the Gruss Partners when due under the Partnership Agreement. The Distributions Guarantors shall make any and all payments required under this Paragraph 1 with respect to any October Year within 10 days after demand from Payees indicating their good faith determination of (a) the amount received during the October Year, (b) the amount received in any prior October Years in excess of the Gruss First Priority Distribution Amount and (c) the amount due hereunder for the October Year just ended. Such demand may be given at any time on or after the October 4 (or the next succeeding business day, if October 4 is not a business day) immediately following the October Year. If the Distributions Guarantors shall disagree with the amounts set forth in such notice, the Partnership and the parties hereto shall use commercially reasonable efforts to resolve such disagreement within 30 days after receipt of the notice by the Payees, during which period no payment shall be required. No mistake in any Payees' notice under this Section 1 shall affect the rights and obligations of the parties hereunder.

         2. The Distributions Guarantors do hereby waive presentment for payment, demand for payment, notice of dishonor, notice of protest and protest and all other notices or demands in connection with the payment of or enforcement of the obligations of the Distributions Guarantors under this Distributions Guaranty.

         3. If the Distributions Guarantors shall fail to timely make any payment due hereunder, the Distributions Guarantors do hereby, jointly and severally, agree to be fully liable for the payment of, and to pay, all costs and expenses which may be incurred by the Payee including all reasonable legal fees, for the purpose of enforcing their or her or his rights against the Distributions Guarantors hereunder.

         4. In the event that the Payee shall seek to enforce her or his rights under this Distributions Guaranty, the Distributions Guarantors do hereby designate the firm of Whitman Breed Abbott & Morgan, with offices at 200 Park Avenue, New York, New York 10166, Attention: Neil Underberg, as the agent of the Distributions Guarantors for purposes of service of process. The Distributions Guarantors further agree that service of process may be effected by the mailing of process to such firm on behalf of the Distributions Guarantors by certified or registered mail, return receipt requested, or by hand delivery to said firm at the above-specified address or at any other address at which such firm shall be located, if its address should change. Payee and the Distributions Guarantors acknowledge and agree that all disputes arising, directly or indirectly, out of or relating to this Distributions Guaranty may be dealt with and adjudicated in the state courts of New York sitting in New York County or the federal courts sitting in New York County, and the Distributions Guarantors hereby expressly and irrevocably submit the persons of the Distributions Guarantors to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this Distributions Guaranty or in any action to enforce this Distributions Guaranty.

         5. Each of the Distributions Guarantors represents and warrants that it is a corporation duly organized and existing and in good standing under the laws of its respective state of incorporation; that neither its certificate of incorporation nor its by-laws nor any agreement, understanding or instrument to which it is a party or by which it is bound, nor any law, order, judgment, decree, regulation, ruling or governmental requirement of any kind prevents it from executing and delivering this Distributions Guaranty; that the execution of this Distributions Guaranty and the performance of its obligations hereunder have been duly authorized by its board of directors; and that it has the right to execute this Distributions Guaranty and carry out all of its obligations contained herein.

         6. Any indebtedness or liabilities of the Partnership to either of the Distributions Guarantors, of any kind or nature, whether now existing or hereafter created, due or to become due, direct or contingent, other than reimbursement of the Advance

Total as provided for in the Partnership Agreement, are hereby subordinated to the payment to the Payee of all amounts guaranteed in this Distributions Guaranty.

         7. The Distributions Guarantors hereby consent that at any time or from time to time, with or without consideration, the Payee may, without notice to or further consent of the Distributions Guarantors and without in any manner affecting, lessening, impairing or releasing the liability and obligations of the Distributions Guarantors under this Distributions Guaranty extend or change in any respect the payment of the Gruss Cumulative Priority or the amount thereof.

         8. Whether expressly stated herein or otherwise, all obligations of the Distributions Guarantors under this Distributions Guaranty are joint and several.

         9. The guaranty obligation contained in this Distributions Guaranty is a guaranty of payment and not of collection. It is not in any way conditioned or contingent upon any attempt to collect from the Partnership and the Payees shall not be under any obligation to seek or prosecute collection from the Partnership before proceeding against the Distributions Guarantors under this Distributions Guaranty. The obligations and liabilities of the Distributions Guarantors hereunder shall not be impaired, released, lessened or affected by any failure, delay or omission of the Payees to enforce any right or utilize any remedy or by any waiver of any such right or remedy in the event of any default under the Partnership Agreement.

         10. Each right, power and remedy of the Payee, as provided for in this Distributions Guaranty or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Distributions Guaranty or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by the Payee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by them of any or all such other rights, powers or remedies.

         11. This Distributions Guaranty and all covenants and agreements of the Distributions Guarantors herein shall continue in full force and effect and shall not be discharged or released until such time as all of the obligations of the Partnership under the Partnership Agreement and of the Distributions Guarantors under this Distributions Guaranty shall be performed and discharged in full.

         12. All notices and communications required or permitted to be given hereunder shall be given by registered or certified mail as follows:

if to the Distributions Guarantors, at

                          31 West 34th Street
                          New York, New York 10001
                          Attention: Chairman of the Board, and

                          c/o Whitman Breed Abbott & Morgan
                          200 Park Avenue
                          New York, New York 10166
                          Attention:  Neil Underberg, Esq.;

and if to the Payee,

                          c/o Oscar Gruss & Son, Inc.
                          74 Broad Street
                          New York, New York 10004, and

                          c/o Gerstein & Churchill, P.C.
                          300 Park Avenue, 20th Floor
                          New York, New York 10022
                          Attention: David M. Gerstein, Esq., and

                          c/o Lowenthal, Landau, Fischer & Bring, P.C.
                          250 Park Avenue
                          New York, New York 10177
                          Attention: Laurence J. Kaiser, Esq.

or to such other address or addresses as any party may, from time to time, designate in writing in the manner above described.

         13. This Distributions Guaranty shall be governed by and construed in accordance with the law of the State of New York. It contains the entire understanding among the parties hereto with respect to the guaranty described herein. No waiver, amendment or modification of any of the provisions of this Distributions Guaranty shall be binding unless in writing and signed by the parties hereto.

         14. This Distributions Guaranty shall inure to the benefit of the Payees and their respective heirs, legal representatives and assigns. It shall be binding upon the Distributions Guarantors and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 30th day of December, 1994.


                                           ALEXANDER'S DEPARTMENT STORES
                                             OF LEXINGTON AVENUE, INC.


                                           By: /s/ BRIAN KURTZ
                                              -------------------------------

                                           Title:  Vice President
                                                  ---------------------------

                                           ALEXANDER'S, INC.


                                           By: /s/ BRIAN KURTZ
                                              -------------------------------
                                              Title: Executive Vice President
                                                     ------------------------

                                   EXHIBIT G

                          ASSIGNMENT OF REDEEMED UNITS


                 EMANUEL GRUSS, RIANE GRUSS and ELIZABETH GOLDBERG [or their Permitted Transferees] (collectively, the "Assignor") whose address is c/o Emanuel Gruss, Oscar Gruss & Son, Inc., 74 Broad Street, New York, New York 10004, hereby assigns and conveys to [SEVEN THIRTY ONE LIMITED PARTNERSHIP] ("Assignee"), a New York limited partnership all of Assignor's right, title and interest in and to its [9,309 Units, 7,170 Units or all remaining Units originally issued to the Gruss Partners, as the case may be] in Seven Thirty One Limited Partnership (the "Redeemed Units"). Assignor represents and warrants as follows:

                 (a) Assignor has good title to the Redeemed Units and it has the lawful right to assign the Redeemed Units without the consent of any other person or entity;

                 (b) The Redeemed Units are free and clear of all liens and encumbrances; and

                 (c) Assignor will at any time and from time to time, at the request of Assignee, execute and deliver to Assignee such instruments as Assignee may reasonably request for the purpose of vesting in Assignee the full right, title and interest of Assignor in and to the Redeemed Units.

                 IN WITNESS WHEREOF, Assignor has duly executed this Assignment this __ day of _________, 199_.



                                           /s/ EMANUEL GRUSS
                                           ----------------------------
                                           Emanuel Gruss
                                           Units Redeemed: 2,792.7


                                           /s/ RIANE GRUSS
                                           ----------------------------
                                           Riane Gruss
                                           Units Redeemed: 2,792.7


                                           /s/ ELIZABETH GOLDBERG
                                           ----------------------------
                                           Elizabeth Goldberg
                                           Units Redeemed: 3,723.6

STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )


                 On the _____ day of __________, 199_, before me personally came Emanuel Gruss to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.




                                           --------------------------
                                           Notary Public


STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )


                 On the _____ day of _________ 199_, before me personally came Riane Gruss to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that she executed the same.




                                           --------------------------
                                           Notary Public


STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )


                 On the _____ day of _________ 199_, before me personally came Elizabeth Goldberg to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that she executed the same.




                                           --------------------------
                                           Notary Public





                                      -2-